                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR
   Certified Shareholder Report of Registered Management Investment Companies

                                    811-4017
                      (Investment Company Act File Number)

                             Federated Equity Funds

               (Exact Name of Registrant as Specified in Charter)

                            Federated Investors Funds
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7000

                                 (412) 288-1900
                         (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                            Federated Investors Tower
                               1001 Liberty Avenue
                       Pittsburgh, Pennsylvania 15222-3779
                     (Name and Address of Agent for Service)
                (Notices should be sent to the Agent for Service)

                        Date of Fiscal Year End: 10/31/03

              Date of Reporting Period: Fiscal year ended 10/31/03

Item 1.     Reports to Stockholders

Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund

Established 1977

A Portfolio of Federated Equity Funds

27TH ANNUAL SHAREHOLDER REPORT

October 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$19.40	$22.48	$29.05	$25.36	$18.73
Income From Investment Operations:
Net investment income	0.09	0.13 [1]	0.17	0.11	0.06
Net realized and unrealized gain (loss) on investments, futures contracts and options	3.17	(3.04)[1]	(4.97)	4.96	7.46

TOTAL FROM INVESTMENT OPERATIONS	3.26	(2.91)	(4.80)	5.07	7.52

Less Distributions:
Distributions from net investment income	(0.08)	(0.17)	(0.08)	(0.07)	(0.07)
Distributions from net realized gain on investments	--	--	(1.69)	(1.31)	(0.82)

TOTAL DISTRIBUTIONS	(0.08)	(0.17)	(1.77)	(1.38)	(0.89)

Net Asset Value, End of Period	$22.58	$19.40	$22.48	$29.05	$25.36

Total Return[2]	16.89%	(13.10)%	(17.25)%	20.61%	41.17%

Ratios to Average Net Assets:

Expenses	1.27%[3]	1.23%[3]	1.23%	1.24%	1.27%

Net investment income	0.62%	0.76%[1]	0.80%	0.41%	0.26%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$2,179,111	$1,337,564	$699,510	$637,523	$262,083

Portfolio turnover	40%	71%	61%	126%	55%

1 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (the "AICPA") Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

4 This expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$18.95	$21.99	$28.58	$25.09	$18.62
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	0.03 [1]	0.04	0.01	(0.07)
Net realized and unrealized gain (loss) on investments, futures contracts and options	3.05	(3.05)[1]	(4.94)	4.79	7.36

TOTAL FROM INVESTMENT OPERATIONS	3.03	(3.02)	(4.90)	4.80	7.29

Less Distributions:
Distributions from net investment income	--	(0.02)	--	--	--
Distributions from net realized gain on investments	--	--	(1.69)	(1.31)	(0.82)

TOTAL DISTRIBUTIONS	--	(0.02)	(1.69)	(1.31)	(0.82)

Net Asset Value, End of Period	$21.98	$18.95	$21.99	$28.58	$25.09

Total Return[2]	15.99%	(13.76)%	(17.88)%	19.71%	40.12%

Ratios to Average Net Assets:

Expenses	2.02%[3]	1.98%[3]	1.98%	1.99%	2.02%

Net investment income (net operating loss)	(0.14)%	0.01%[1]	0.06%	(0.32)%	(0.49)%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$528,029	$378,336	$299,814	$266,173	$106,528

Portfolio turnover	40%	71%	61%	126%	55%

1 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

4 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$18.94	$21.98	$28.55	$25.07	$18.61
Income From Investment Operations:
Net investment income (net operating loss)	(0.02)	0.04 [1]	0.04	0.03	(0.07)
Net realized and unrealized gain (loss on investments, futures contracts and options	3.04	(3.05)[1]	(4.92)	4.76	7.35

TOTAL FROM INVESTMENT OPERATIONS	3.02	(3.01)	(4.88)	4.79	7.28

Less Distributions:
Distributions from net investment income	--	(0.03)	--	--	--
Distributions in excess of net realized gain on investments	--	--	(1.69)	(1.31)	(0.82)

TOTAL DISTRIBUTIONS	--	(0.03)	(1.69)	(1.31)	(0.82)

Net Asset Value, End of Period	$21.96	$18.94	$21.98	$28.55	$25.07

Total Return[2]	15.95%	(13.73)%	(17.83)%	19.68%	40.09%

Ratios to Average Net Assets:

Expenses	2.02%[3]	1.98%[3]	1.98%	1.99%	2.02%

Net investment income (net operating loss)	(0.13)%	0.01%[1]	0.05%	(0.31)%	(0.49)%

Expense waiver/reimbursement[4]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$176,633	$100,576	$51,497	$41,797	$12,866

Portfolio turnover	40%	71%	61%	126%	55%

1 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. For the year ended October 31, 2002, this change had no effect on the net investment income per share, the net realized and unrealized gain/loss on investments per share or the ratio of net investment income to average net assets. Per share, ratios and supplemental data for the periods prior to
November 1, 2001 have not been restated to reflect this change in presentation.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

4 This expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

5 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class K Shares

(For a Share Outstanding Throughout the Period)

Period Ended 10/31/2003 [1]
Net Asset Value, Beginning of Period	$19.13
Income From Investment Operations:
Net investment income	0.03
Net realized and unrealized gain on investments, futures contracts and options	3.38

TOTAL FROM INVESTMENT OPERATIONS	3.41

Net Asset Value, End of Period	$22.54

Total Return[2]	17.83%

Ratios to Average Net Assets:

Expenses	1.74%[3,4]

Net investment income	0.15%[3]

Expense waiver/reimbursement[5]	0.00%[3,6]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,533

Portfolio turnover	40%[7]

1 Reflects operations for the period from April 8, 2003 (date of initial public investment) to October 31, 2003.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 This expense decrease is reflected in both the expense and the net investment income ratio shown above.

6 Represents less than 0.01%.

7 Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the period ended October 31, 2003.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

This report covers Federated Capital Appreciation Fund's fiscal year performance period from November 1, 2002, through October 31, 2003. During this period, the fund produced total returns of 16.89%, 15.99%, 15.95% and 17.83% for Class A, Class B, Class C and Class K shares, respectively, based on net asset value (NAV).1

Equities' rebound following the long bear market is reflected in the fund's performance. However, the fund underperformed its benchmark, the Standard & Poor's 500 Index, which returned 20.80% during the same period.2 The fund lagged its peer group as measured by the Lipper Large Cap Core Funds Average category,3 which produced an average total return of 16.86% for the same period.

Stock selection within the Consumer Staples and Materials sectors aided performance, while weaker stock selections within the Information Technology, Financials and Consumer Discretionary sectors were detractors. Our overweights in the Utilities and Industrials sectors were beneficial during the year, with returns being limited by our underweighted position in Financials and our overweighted positions in Energy and Consumer Staples stocks.

1 Performance quoted is based on net asset value. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B and C shares were 10.45%, 10.49%, and 13.80%, respectively. Current performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

2 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

3 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper, Inc. as falling into the category indicated. They do not reflect sales charges.

Top-performing holdings for the fund included Intel Corp. (2.3% of net assets), EMC Corp. (0.9% of net assets), Citigroup, Inc. (2.4% of net assets), Morgan Stanley (1.6% of net assets). Positions that impacted the fund negatively included Schering Plough Corp. (0.7% of net assets), Lockheed Martin Corp. (0.7% of net assets), and Fifth Third Bancorp (0.3% of net assets).

As you may recall, the split between value and growth holdings in Federated Capital Appreciation Fund never exceeds 60%-40% either way. As of October 31, 2003, the fund held 46% of its assets in growth stocks and the remaining 54% in value stocks.

Our moves to increase the portfolio's exposure to more cyclically sensitive names were correct, and we continue to be overweight in the Information Technology and Industrials sectors, with an emphasis on the corporate cyclicals. Our overweighted positions in the Energy and Telecommunication Services sectors are contrarian, deeper value plays.

GROWTH OF A $10,000 INVESTMENT--CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1993 to October 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Funds Average (LLCCFA).3

Average Annual Total Returns[4] for the Period Ended 10/31/2003
1 Year	10.45%
5 Years	6.22%
10 Years	11.32%
Start of Performance (1/1/1977)	12.84%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. Effective January 1, 1996, the fiscal year end of this Fund was changed from December 31 to October 31. Effective November 14, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Funds Average (LLCCFA).3

Average Annual Total Returns[4] for the Period Ended 10/31/2003
1 Year	10.49%
5 Years	6.31%
Start of Performance (1/4/1996)	10.19%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemptions over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 2003 compared to the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Funds Average (LLCCFA).3

Average Annual Total Returns[4] for the Period Ended 10/31/2003
1 Year	13.80%
5 Years	6.41%
Start of Performance (1/4/1996)	10.04%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. Effective April 1, 2003, the Fund began to charge a maximum sales charge of 1.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares, Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,0001 in the Federated Capital Appreciation Fund (Class K Shares) (the "Fund") from October 31, 1993 to October 31, 2003 compared to the Standard & Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Core Funds Average (LLCCFA).3

Average Annual Total Returns for the Period Ended 10/31/2003
1 Year	16.45%
5 Years	6.95%
10 Years	11.45%
Start of Performance (1/1/1977)	12.56%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales load. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LLCCFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

3 The LLCCFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

Portfolio of Investments

October 31, 2003

Shares			Value
		COMMON STOCKS--99.6%
		Consumer Discretionary--10.3%
364,300		Clear Channel Communications, Inc.	$14,870,726
587,900	[1]	Comcast Corp., Class A	19,941,568
301,930		Gannett Co., Inc.	25,395,332
1,159,897		Home Depot, Inc.	42,997,382
480,800		Interpublic Group Cos., Inc.	7,154,304
233,519		Johnson Controls, Inc.	25,110,298
80,400	[1]	Kohl's Corp.	4,508,028
1,173,190		McDonald's Corp.	29,341,482
297,588		Nike, Inc., Class B	19,015,873
223,200		Omnicom Group, Inc.	17,811,360
750,139		Target Corp.	29,810,524
1,312,558	[1]	Time Warner, Inc.	20,069,012
416,174		Viacom, Inc., Class B	16,592,857
1,173,800		Walt Disney Co.	26,574,832

		TOTAL	299,193,578

		Consumer Staples--11.2%
630,350		Altria Group, Inc.	29,311,275
885,050		Coca-Cola Co.	41,066,320
572,200		Costco Wholesale Corp.	20,238,714
457,605		Gillette Co.	14,597,600
237,200		Hershey Foods Corp.	18,288,120
1,489,909		Kroger Co.	26,058,508
715,742		PepsiCo, Inc.	34,226,782
372,740		Procter & Gamble Co.	36,636,615
1,387,200	[1]	Rite Aid Corp.	7,948,656
655,700		Sara Lee Corp.	13,068,101
369,700		UST, Inc.	12,577,194
387,397		Walgreen Co.	13,489,164
980,265		Wal-Mart Stores, Inc.	57,786,622

		TOTAL	325,293,671

Shares			Value
		COMMON STOCKS--continued
		Energy--7.5%
308,758		ChevronTexaco Corp.	$22,940,719
495,600		ConocoPhillips	28,323,540
2,273,397		Exxon Mobil Corp.	83,160,862
887,700		Halliburton Co.	21,198,276
443,750		Schlumberger Ltd.	20,842,938
1,097,900	[1]	Transocean, Inc.	21,068,701
615,700	[1]	Weatherford International Ltd.	21,395,575

		TOTAL	218,930,611

		Financials--16.8%
716,540		Allstate Corp.	28,303,330
581,800		American International Group, Inc.	35,390,894
163,000		Bank One Corp.	6,919,350
483,768		Bank of America Corp.	36,635,751
888,486		Bank of New York Co., Inc.	27,711,878
1,480,533		Citigroup, Inc.	70,177,264
207,400		Federal Home Loan Mortgage Corp.	11,641,362
256,922		Federal National Mortgage Association	18,418,738
170,200		Fifth Third Bancorp	9,864,792
251,700		FleetBoston Financial Corp.	10,166,163
229,570		Goldman Sachs Group, Inc.	21,556,623
1,214,945		J.P. Morgan Chase & Co.	43,616,525
208,731		Lehman Brothers Holdings, Inc.	15,028,632
583,600		Lincoln National Corp.	23,303,148
700,200		MBNA Corp.	17,329,950
827,408		Morgan Stanley	45,399,877
153,600		SLM Corporation	6,014,976
182,300		Wachovia Corp.	8,362,101
563,400		Washington Mutual, Inc.	24,648,750
474,800		Wells Fargo & Co.	26,740,736

		TOTAL	487,230,840

Shares			Value
		COMMON STOCKS--continued
		Healthcare--13.7%
500,903		Abbott Laboratories	$21,348,486
247,500		AmerisourceBergen Corp.	14,050,575
296,220	[1]	Amgen, Inc.	18,294,547
747,502		Baxter International, Inc.	19,868,603
371,400	[1]	Biogen, Inc.	15,030,558
205,600	[1]	Boston Scientific Corp.	13,923,232
725,680		Bristol-Myers Squibb Co.	18,410,502
427,900	[1]	Forest Laboratories, Inc., Class A	21,399,279
396,100		Guidant Corp.	20,205,061
718,160		Johnson & Johnson	36,144,993
531,000		Lilly (Eli) & Co.	35,375,220
78,556	[1]	Medco Health Solutions, Inc.	2,608,059
130,500		Medtronic, Inc.	5,946,885
763,183		Merck & Co., Inc.	33,770,848
2,235,358		Pfizer, Inc.	70,637,313
1,318,306		Schering Plough Corp.	20,130,533
174,985		St. Jude Medical, Inc.	10,177,128
432,776		Wyeth	19,102,733

		TOTAL	396,424,555

		Industrials--12.1%
353,800		3M Co.	27,904,206
146,100	[1]	American Standard Cos.	13,981,770
264,700		Caterpillar, Inc.	19,397,216
1,058,440	[1]	Cendant Corp.	21,623,929
323,180		Danaher Corp.	26,775,463
261,843		Deere & Co.	15,872,923
378,600		Dover Corp.	14,772,972
313,400		Eaton Corp.	31,415,216
1,670,305		General Electric Co.	48,455,548
285,500		Ingersoll-Rand Co., Class A	17,244,200
444,050		Lockheed Martin Corp.	20,586,158
Shares			Value
		COMMON STOCKS--continued
		Industrials--continued
713,000		Raytheon Co.	$18,880,240
521,993		Textron, Inc.	25,937,832
1,147,938		Tyco International Ltd.	23,968,945
942,976		Waste Management, Inc.	24,441,938

		TOTAL	351,258,556

		Information Technology--18.0%
854,100	[1]	Apple Computer, Inc.	19,550,349
513,000	[1]	Applied Materials, Inc.	11,988,810
1,352,833	[1]	Cisco Systems, Inc.	28,382,436
853,825	[1]	Dell, Inc.	30,840,159
1,913,259		EMC Corp. Mass	26,479,505
580,210		First Data Corp., Class	20,713,497
2,710,335		Hewlett-Packard Co.	60,467,574
1,996,201		Intel Corp.	65,974,443
455,776		International Business Machines Corp.	40,782,836
253,227	[1]	Intuit, Inc.	12,656,285
196,000	[1]	KLA-Tencor Corp.	11,236,680
367,261	[1]	Lexmark International Group, Class A	27,034,082
3,773,900	[1]	Lucent Technologies, Inc.	12,076,480
463,900		Maxim Integrated Products, Inc.	23,060,469
2,628,329		Microsoft Corp.	68,730,803
1,317,780		Nokia Oyj, Class A, ADR	22,389,082
1,729,241	[1]	Oracle Corp.	20,681,722
618,000		Texas Instruments, Inc.	17,872,560

		TOTAL	520,917,772

		Materials--2.7%
967,142		Alcoa, Inc.	30,532,673
820,000		International Paper Co.	32,267,000
608,070		MeadWestvaco Corp.	15,761,174

		TOTAL	78,560,847

Shares			Value
		COMMON STOCKS--continued
		Telecommunication Services--4.3%
624,928		AT&T Corp.	$11,617,412
799,100		BellSouth Corp.	21,024,321
1,734,824		SBC Communications, Inc.	41,601,080
696,233		Sprint Corp.	11,139,728
1,152,191		Verizon Communications	38,713,618

		TOTAL	124,096,159

		Utilities--3.0%
709,900		Cinergy Corp.	25,776,469
157,500		FPL Group, Inc.	10,039,050
424,200		FirstEnergy Corp.	14,588,238
912,600		NiSource, Inc.	18,899,946
604,900		Sempra Energy	16,816,220

		TOTAL	86,119,923

		TOTAL COMMON STOCKS (IDENTIFIED COST $2,620,178,178)	2,888,026,512

		MUTUAL FUND--1.1%
31,877,204	[2]	Prime Value Obligations Fund, IS Shares (at net asset value)	31,877,204

		TOTAL INVESTMENTS--100.7% (IDENTIFIED COST $2,652,055,382)[3]	2,919,903,716

		OTHER ASSETS AND LIABILITIES - NET--(0.7)%	(20,598,374)

		TOTAL NET ASSETS--100%	$2,899,305,342

1 Non-income producing security.

2 Affiliated company.

3 The cost of investments for federal tax purposes amounts to $2,678,172,889.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2003

Assets:
Total investments in securities, at value including $31,877,204 of investments in affiliated issuer (identified cost $2,652,055,382)		$2,919,903,716
Cash		511,378
Income receivable		5,056,192
Receivable for investments sold		6,217,717
Receivable for shares sold		6,966,421

TOTAL ASSETS		2,938,655,424

Liabilities:
Payable for investments purchased	$32,453,355
Payable for shares redeemed	5,820,555
Payable for portfolio accounting fees (Note 6)	9,805
Payable for distribution services fee (Note 6)	441,167
Payable for shareholder services fee (Note 6)	597,686
Accrued expenses	27,514

TOTAL LIABILITIES		39,350,082

Net assets for 129,279,060 shares outstanding		$2,899,305,342

Net Assets Consist of:
Paid in capital		$2,870,486,332
Net unrealized appreciation of investments		267,848,334
Accumulated net realized loss on investments and futures contracts		(247,782,555)
Undistributed net investment income		8,753,231

TOTAL NET ASSETS		$2,899,305,342

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($2,179,110,778 ÷ 96,522,097 shares outstanding)		$22.58

Offering price per share (100/94.50 of $22.58)[1]		$23.89

Redemption proceeds per share		$22.58

Class B Shares:
Net asset value per share ($528,029,436 ÷ 24,025,362 shares outstanding)		$21.98

Offering price per share		$21.98

Redemption proceeds per share (94.50/100 of $21.98)[1]		$20.77

Class C Shares:
Net asset value per share ($176,632,545 ÷ 8,042,352 shares outstanding)		$21.96

Offering price per share (100/99.00 of $21.96)[1]		$22.18

Redemption proceeds per share (99.00/100 of $21.96)[1]		$21.74

Class K Shares:
Net asset value per share ($15,532,583 ÷ 689,249 shares outstanding)		$22.54

Offering price per share		$22.54

Redemption proceeds per share		$22.54

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2003

Investment Income:
Dividends (including $804,558 received from affiliated issuer (Note 6) and net of foreign taxes withheld of $308,353)			$43,616,917
Interest (including income on securities loaned of $47,284)			134,591

TOTAL INCOME			43,751,508

Expenses:
Investment adviser fee (Note 6)		$17,368,038
Administrative personnel and services fee (Note 6)		1,741,356
Custodian fees		111,959
Transfer and dividend disbursing agent fees and expenses--Class A Shares (Note 6)		2,812,414
Transfer and dividend disbursing agent fees and expenses--Class B Shares (Note 6)		726,419
Transfer and dividend disbursing agent fees and expenses--Class C Shares (Note 6)		233,989
Transfer and dividend disbursing agent fees and expenses--Class K Shares (Note 6)		2,632
Directors'/Trustees' fees		16,452
Auditing fees		15,401
Legal fees		6,148
Portfolio accounting fees (Note 6)		173,094
Distribution services fee--Class B Shares (Note 6)		3,261,678
Distribution services fee--Class C Shares (Note 6)		992,446
Distribution services fee--Class K Shares (Note 6)		3,357
Shareholder services fee--Class A Shares (Note 6)		4,369,362
Shareholder services fee--Class B Shares (Note 6)		1,087,226
Shareholder services fee--Class C Shares (Note 6)		330,815
Share registration costs		175,676
Printing and postage		265,322
Insurance premiums		3,341
Miscellaneous		11,034

TOTAL EXPENSES		33,708,159

Reimbursement and Expense Reduction (Note 6):
Reimbursement of investment adviser fee	$(9,017)
Fees paid indirectly from directed broker arrangements	(55,281)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(64,298)

Net expenses			33,643,861

Net investment income			10,107,647

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts:
Net realized loss on investments			(45,181,883)
Net realized gain on futures contracts			2,551,900
Net change in unrealized depreciation of investments			410,469,284

Net realized and unrealized gain on investments and futures contracts			367,839,301

Change in net assets resulting from operations			$377,946,948

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$10,107,647	$8,515,965
Net realized loss on investments, future contracts and options	(42,629,983)	(120,703,938)
Net change in unrealized appreciation/depreciation of investments	410,469,284	(181,049,558)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	377,946,948	(293,237,531)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(6,248,833)	(5,711,977)
Class B Shares	--	(269,500)
Class C Shares	--	(70,069)
Class K Shares	--	--

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(6,248,833)	(6,051,546)

Share Transactions:
Proceeds from sale of shares	1,468,717,352	1,238,402,127
Proceeds from shares issued in connection with the tax-free transfer of assets from Second National Bank Fiduciary Growth Fund	2,165,768	--
Proceeds from shares issued in connection with the taxable transfer of assets from Second National Bank Pension Growth Fund	765,021	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Susquehanna Common Trust Fund	4,411,414	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Founders Common Trust Equity Income Fund Personal Trust	778,686	--
Proceeds from shares issued in connection with the taxable transfer of assets from Founders Common Trust Equity Income Fund Retirement Trust	1,593,947	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Riggs Stock Fund	19,288,949	--
Proceeds from shares issued in connection with the tax-free transfer of assets from Rightime Mid-Cap Fund	--	25,496,092
Proceeds from shares issued in connection with the tax-free transfer of assets from Rightime Fund	--	39,756,520

Statement of Changes in Net Assets--continued

Year Ended October 31	2003	2002
Proceeds from shares issued in connection with the tax-free transfer of assets from Rightime Blue Chip Fund	$--	$82,895,572
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated New Economy Fund	--	27,126,892
Proceeds from shares issued in connection with the tax-free transfer of assets from FirstMerit Equity Fund	--	43,111,396
Proceeds from shares issued in connection with the tax-free transfer of assets from Stock Yards Bank & Trust Company	--	26,212,725
Proceeds from shares issued in connection with the taxable transfer of assets from Stock Yards Bank & Trust Company	--	5,454,899
Net asset value of shares issued to shareholders in payment of distributions declared	5,149,054	4,950,663
Cost of shares redeemed	(791,739,016)	(428,461,955)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	711,131,175	1,064,944,931

Change in net assets	1,082,829,290	765,655,854

Net Assets:
Beginning of period	1,816,476,052	1,050,820,198

End of period (including undistributed net investment income of $8,753,231 and $5,883,044, respectively)	$2,899,305,342	$1,816,476,052

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2003

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class K Shares. On April 8, 2003, the Fund began offering Class K Shares. The investment objective of the Fund is to provide capital appreciation.

On December 7, 2001, the Fund received a tax-free transfer of assets from the Rightime Mid-Cap Fund and the Rightime Blue Chip Fund, and a taxable transfer of assets from the Rightime Fund, as follows:

	Class A Shares of the Fund Issued	Rightime Funds' Net Assets Received	Unrealized Appreciation[1]	Net Assets of Fund Prior to Combination	Net Assets of Rightime Funds Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Rightime Mid-Cap Fund	1,055,922	$25,496,092	$1,766,764	$ --	$25,496,092	$ --

Rightime Blue Chip Fund	3,431,830	82,895,572	23,786,601	--	82,895,572	--

Rightime Fund	1,647,823	39,756,520	--	--	39,756,520	--

TOTAL	6,135,575	$148,148,184	$25,553,365	$1,188,861,448	$148,148,184	$1,337,009,632

1 Unrealized Appreciation of the Rightime Mid-Cap Fund and the Rightime Blue Chip Fund is included in the Rightime Funds' Net Assets Received amount shown above.

On April 4, 2002, the Fund received a tax-free transfer of assets from Federated New Economy Fund, as follows:

	Class A Shares of the Fund Issued	Federated New Economy Fund Net Assets Received	Unrealized Depreciation[2]	Net Assets of Fund Prior to Combination	Net Assets of Federated New Economy Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	448,449	$10,726,905	$1,704,136	$1,161,978,033	$10,726,905	$1,172,704,938

Class B	595,445	13,969,136	375,837	396,400,207	13,969,136	410,369,343

Class C	103,705	2,430,851	75,239	79,455,430	2,430,851	81,886,281

TOTAL	1,147,599	$27,126,892	$1,525,212	$1,637,833,670	$27,126,892	$1,664,960,562

2 Unrealized Depreciation is included in the Federated New Economy Fund Net Assets Received amount shown above.

On August 16, 2002, the Fund received a tax-free transfer of assets from the FirstMerit Equity Fund, as follows:

Class A Shares of the Fund Issued	FirstMerit Equity Fund Net Assets Received	Unrealized Depreciation[3]	Net Assets of Fund Prior to Combination	Net Assets of FirstMerit Equity Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
2,095,838	$43,111,396	$7,651,541	$1,700,495,582	$43,111,396	$1,743,606,978

3 Unrealized Depreciation is included in the FirstMerit Equity Fund Net Assets Received amount shown above.

On October 11, 2002, the Fund received a tax-free transfer of assets from the Stock Yards Bank & Trust Company Common IV Personal Trust Equity Fund and a taxable transfer of assets from the Stock Yards Bank & Trust Company Collective II EB Fund, as follows:

Class A Shares of the Fund Issued in Relation to Tax-Free Transfer of Assets	Class A Shares of the Fund Issued in Relation to Taxable Transfer of Assets	Tax-Free Transfer of Common Trust Fund Net Assets Received	Taxable Transfer of Collective Trust Fund Net Assets Received	Unrealized Appreciation Included in Tax-Free Net Assets Received[4]
1,417,670	295,019	$26,212,725	$5,454,899	$641,308

Net Assets of Fund Prior to Combination	Net Assets of Common and Collective Trust Fund Immediately Prior to Combination	Net Assets of Fund Immediately After Combination
$1,667,208,831	$31,667,624	$1,698,876,455

4 Unrealized Appreciation is included in the Tax-Free Transfer of Common Trust Fund Net Assets Received amount shown above.

On November 15, 2002, the Fund received a tax-free transfer of assets from Second National Bank Fiduciary Growth Fund and a taxable transfer of assets from Second National Bank Pension Growth Fund, as follows:

	Class A Shares of the Fund Issued	Second National Bank Funds' Net Assets Received	Unrealized Depreciation[5]	Net Assets of Fund Prior to Combination	Net Assets of Second National Bank Funds Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Second National Bank Fiduciary Growth Fund	109,272	$2,165,768	$780,298	$ --	$2,165,768	$ --

Second National Bank Pension Growth Fund	38,598	765,021	--	--	765,021	--

TOTAL	147,870	$2,930,789	$780,298	$1,890,492,013	$2,930,789	$1,893,422,802

5 Unrealized Depreciation is included in the Second National Bank Fiduciary Growth Fund Net Assets Received amount shown above.

On December 13, 2002, the Fund received a tax-free transfer of assets from Susquehanna Common Trust Fund, as follows:

	Class A Shares of the Fund Issued	Susquehanna Common Trust Fund Net Assets Received	Unrealized Appreciation[6]	Net Assets of Fund Prior to Combination	Net Assets of Susquehanna Common Trust Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Susquehanna Common Trust Fund	226,808	$4,411,414	$1,073,435	$1,937,552,787	$4,411,414	$1,941,964,201

6 Unrealized Appreciation is included in the tax-free transfer of Susquehanna Common Trust Fund Net Assets Received amount shown above.

On July 21, 2003, the Fund received a tax-free transfer of assets from the Founders Common Trust Equity Income Fund Personal Trust and a taxable transfer of assets from the Founders Common Trust Equity Income Fund Retirement Trust, as follows:

	Class A Shares of the Fund Issued	Founders Common Trust Equity Income Fund Net Assets Received	Unrealized Depreciation[7]	Net Assets of Fund Prior to Combination	Net Assets of Founders Common Trust Equity Income Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Founders Common Trust Equity Income Fund Personal Trust	36,184	$ 778,686	$25,513	$ --	$778,686	$ --

Founders Common Trust Equity Income Fund Retirement Trust	74,068	1,593,947	--	--	1,593,947	--

TOTAL	110,252	$2,372,633	$25,513	$2,576,426,430	$2,372,633	$2,578,799,063

7 Unrealized Depreciation is included in the Founders Common Trust Equity Income Fund Personal Trust Net Assets Received amount shown above.

On September 27, 2003, the Fund received a tax-free transfer of assets from Riggs Stock Fund, as follows:

Class A Shares of the Fund Issued	Riggs Stock Fund Net Assets Received	Unrealized Appreciation[8]	Net Assets of Fund Prior to Combination	Net Assets of Riggs Stock Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
899,252	$19,288,949	$2,090,400	$2,671,090,559	$19,288,949	$2,690,379,508

8 Unrealized Appreciation is included in the Riggs Stock Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds, other fixed income and asset backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution, service and transfer and dividend disbursing agent fees and expenses. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transaction costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For the year ended October 31, 2003, the Fund had a realized gain of $2,551,900 on future contracts.

At October 31, 2003, the Fund had no outstanding futures contracts.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver call, or to receive a put at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2003, the Fund had no realized gain (loss) on written options.

At October 31, 2003, the Fund had no outstanding written options.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

At October 31, 2003, the Fund had no outstanding securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from the adoption of premium and discount amortization is as follows:

	As of 11/1/2001	For the Year Ended 10/31/2002
Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
$(46,213)	$(46,213)	$(3,718)	$(46,213)	$49,931

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	58,758,020	$1,190,214,824	41,798,428	$926,476,450
Shares issued in connection with tax-free transfer of assets from Second National Bank Fiduciary Growth Fund	109,272	2,165,768	--	--
Shares issued in connection with taxable transfer of assets from Second National Bank Pension Growth Fund	38,598	765,021	--	--
Shares issued in connection with tax-free transfer of assets from Susquehanna Common Trust Fund	226,808	4,411,414	--	--
Shares issued in connection with tax-free transfer of assets from Founders Common Trust Equity Income Fund Personal Trust	36,184	778,686	--	--
Shares issued in connection with taxable transfer of assets from Founders Common Trust Equity Income Fund Retirement Trust	74,068	1,593,947	--	--
Shares issued in connection with tax-free transfer of assets from Riggs Stock Fund	899,252	19,288,949	--	--
Shares issued in connection with tax-free transfer of assets from Rightime Mid-Cap Fund	--	--	1,055,922	25,496,092
Shares issued in connection with taxable transfer of assets from Rightime Fund	--	--	1,647,823	39,756,520
Shares issued in connection with tax-free transfer of assets from Rightime Blue Chip Fund	--	--	3,431,830	82,895,572
Shares issued in connection with tax-free transfer of assets from Federated New Economy Fund	--	--	448,449	10,726,905
Shares issued in connection with tax-free transfer of assets from FirstMerit Equity Fund	--	--	2,095,838	43,111,396
Shares issued in connection with tax-free transfer of assets from Stock Yards Bank & Trust Company conversion	--	--	1,417,670	26,212,725
Shares issued in connection with taxable transfer of assets from Stock Yards Bank & Trust Company conversion	--	--	295,019	5,454,899
Shares issued to shareholders in payment of distributions declared	267,111	5,149,054	191,912	4,637,437
Shares redeemed	(32,823,994)	(665,501,409)	(14,561,859)	(310,978,098)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	27,585,319	$558,866,254	37,821,032	$853,789,898

Year Ended October 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	8,278,246	$164,895,519	10,277,898	$225,880,205
Shares issued in connection with tax-free transfer of assets from Federated New Economy Fund	--	--	595,445	13,969,136
Shares issued to shareholders in payment of distributions declared	--	--	10,304	244,284
Shares redeemed	(4,216,913)	(82,484,156)	(4,555,911)	(94,381,588)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	4,061,333	$82,411,363	6,327,736	$145,712,037

Year Ended October 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	4,977,090	$97,972,143	3,961,553	$86,045,472
Shares issued in connection with tax-free transfer of assets from Federated New Economy Fund	--	--	103,705	2,430,851
Shares issued to shareholders in payment of distributions declared	--	--	2,962	68,942
Shares redeemed	(2,245,380)	(43,567,314)	(1,100,249)	(23,102,269)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	2,731,710	$54,404,829	2,967,971	$65,442,996

Period Ended October 31	2003[1]		2002
Class K Shares:	Shares	Amount	Shares	Amount
Shares sold	697,561	$15,634,866	--	--
Shares redeemed	(8,312)	(186,137)	--	--

NET CHANGE RESULTING FROM CLASS K SHARE TRANSACTIONS	689,249	$15,448,729	--	--

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	35,067,611	$711,131,175	47,116,739	$1,064,944,931

1 Reflects operations for the period from April 8, 2003 (date of initial public investment) to October 31, 2003.

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to capital loss carryforwards and partnership adjustments.

For the year ended October 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$(10,316,413)	$(988,627)	$11,305,040

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$6,248,833	$6,051,546

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 8,753,231

Unrealized appreciation	$241,730,827

Capital loss carryforward	$221,665,048

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

At October 31, 2003, the cost of investments for federal tax purposes was $2,678,172,889. The net unrealized appreciation of investments for federal tax purposes was $241,730,827. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $369,476,512 and net unrealized depreciation from investments for those securities having an excess of cost over value of $127,745,685.

At October 31, 2003, the Fund had a capital loss carryforward of $221,665,048, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 2,806,762

2008	14,654,744

2009	67,003,334

2010	99,195,192

2011	38,005,016

As a result of the tax-free transfer of assets from Riggs Stock Fund, Rightime Mid Cap Fund, Rightime Blue Chip Fund, Federated New Economy Fund and FirstMerit Equity Fund certain capital loss carryforwards listed previously may be limited.

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $804,558 for the period.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Trustees approved a new Agreement. Effective November 1, 2003, Federated Administrative Services ("FAS") will provide the Fund with administrative personnel and services. The fee paid to FAS will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during the fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ and FAS may voluntarily choose to waive any portion of their fee. FServ and FAS can modify or terminate this voluntary waiver at any time at their sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
Class K Shares	0.50%

For the year ended October 31, 2003, Class A Shares did not incur a distribution services fee.

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the fiscal year ended October 31, 2003, FSC the principal distributor retained $443,405 in sales charges from the sale of Class A Shares. FSC also retained $15,314 of contingent deferred sales charges relating to redemptions of Class A Shares and $30,013 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Class A, Class B and Class C Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to brokers that in turn pay a portion of the Fund's operating expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $55,281 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended October 31, 2003, were as follows:

Purchases	$1,638,049,315

Sales	$ 909,569,355

8. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and the Funds are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2003, the Fund did not designate any long-term capital gain dividends.

For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003 (the "Tax Relief Act"). The Fund will designate the amount allowable under the Tax Relief Act as subject to such maximum tax rate. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Trust. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; WesMark Funds--five portfolios and Golden Oak® Family of Funds--seven portfolios. The Fund's Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT Began serving: November 1998

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Capital Appreciation Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314172701
Cusip 314172800
Cusip 314172883

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G01649-04 (12/03)

Federated Investors
World-Class Investment Manager

Federated Technology Fund

Established 1999

A Portfolio of Federated Equity Funds

(formerly, Federated Communications Technology Fund)

5TH ANNUAL SHAREHOLDER REPORT

October 31, 2003

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights--Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$3.33	$4.76	$14.64	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.06)[2]	(0.08)[2]	(0.11)[2]	(0.21)[2]	(0.01)[2]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.69	(1.35)	(9.77)	2.46	2.43

TOTAL FROM INVESTMENT OPERATIONS	1.63	(1.43)	(9.88)	2.25	2.42

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.03)	--

Net Asset Value, End of Period	$4.96	$3.33	$4.76	$14.64	$12.42

Total Return[3]	48.95%	(30.04)%	(67.49)%	18.10%	24.20%

Ratios to Average Net Assets:

Expenses	2.01%[4]	2.04%[4]	1.67%	1.30%	1.20%[5]

Net operating loss	(1.66)%	(1.68)%	(1.29)%	(1.13)%	(0.85)%[5]

Expense waiver/reimbursement[6]	0.35%	0.12%	0.02%	0.00%[7]	2.14%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$43,274	$29,632	$58,423	$255,307	$13,893

Portfolio turnover	96%	174%	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average share or shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$3.25	$4.68	$14.53	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.09)[2]	(0.11)[2]	(0.16)[2]	(0.34)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.65	(1.32)	(9.69)	2.48	2.44

TOTAL FROM INVESTMENT OPERATIONS	1.56	(1.43)	(9.85)	2.14	2.42

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.03)	--

Net Asset Value, End of Period	$4.81	$3.25	$4.68	$14.53	$12.42

Total Return[3]	48.00%	(30.56)%	(67.79)%	17.21%	24.20%

Ratios to Average Net Assets:

Expenses	2.76%[4]	2.79%[4]	2.42%	2.05%	1.95%[5]

Net operating loss	(2.41)%	(2.43)%	(2.04)%	(1.88)%	(1.60)%[5]

Expense waiver/reimbursement[6]	0.35%	0.12%	0.02%	0.00%[7]	2.14%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$84,252	$66,179	$126,320	$458,094	$34,771

Portfolio turnover	96%	174%	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999 [1]
Net Asset Value, Beginning of Period	$3.25	$4.68	$14.52	$12.42	$10.00
Income From Investment Operations:
Net operating loss	(0.09)[2]	(0.11)[2]	(0.16)[2]	(0.34)[2]	(0.02)[2]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	1.65	(1.32)	(9.68)	2.47	2.44

TOTAL FROM INVESTMENT OPERATIONS	1.56	(1.43)	(9.84)	2.13	2.42

Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	--	--	--	(0.03)	--

Net Asset Value, End of Period	$4.81	$3.25	$4.68	$14.52	$12.42

Total Return[3]	48.00%	(30.56)%	(67.77)%	17.13%	24.20%

Ratios to Average Net Assets:

Expenses	2.76%[4]	2.79%[4]	2.42%	2.05%	1.95%[5]

Net operating loss	(2.41)%	(2.43)%	(2.04)%	(1.88)%	(1.60)%[5]

Expense waiver/reimbursement[6]	0.35%	0.12%	0.02%	0.00%[7]	2.14%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$16,096	$13,055	$25,186	$99,315	$7,265

Portfolio turnover	96%	174%	224%	92%	36%

1 Reflects operations for the period from September 21, 1999 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

This report covers Federated Technology Fund's fiscal year performance period from November 1, 2002 through October 31, 2003. During this period, the fund produced total returns of 48.95% for Class A Shares, 48.00% for Class B Shares, and 48.00% for Class C Shares based on net asset value (NAV).1

The fund's benchmark, the Nasdaq Composite Index (NCI),2,3 returned 46.04% during the reporting period. The fund's peer groups, as measured by the Merrill Lynch Technology 100 Index (MLT 100)4 and Lipper Science & Technology Funds Average5 category, produced average total returns of 70.20% and 53.47%, respectively, for the same period.

In addition, the fund's NAV increased from $3.33 to $4.96 for Class A Shares, $3.25 to $4.81 for Class B Shares, and $3.25 to $4.81 for Class C Shares.

As mentioned in the Market Overview, although we started the 12-month reporting period by increasing the fund's semiconductor exposure, as the reporting period drew to a close we took profits in semiconductors and increased our exposure to technology hardware and software.

Stocks that most positively contributed to performance over the reporting period were ASM Lithography, Amazon, Scientific-Atlanta, ARM Holdings, and Veritas Software. Those that negatively impacted performance were Activision, Sony, and Infosys.

1 Performance quoted is based on net asset value, reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B and C Shares, based on offering price (i.e., less any applicable sales charge), were 40.91%, 42.50% and 45.66%, respectively. Current month-end performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

2 The NCI is an unmanaged index that measures all Nasdaq domestic and non-U.S. based common stocks listed on the Nasdaq stock market. Investments cannot be made in an index.

3 The fund's investment adviser has changed its reference benchmark to the NCI from the NTI because it is more reflective of the fund's current investment strategy.

4 The MLT 100 Index is an equal-dollar weighted index of 100 stocks designed to measure the performance of a cross section of large, actively traded technology stocks and ADRs. The index was developed with a base value of 200 as of January 30, 1998. Investments cannot be made in an index.

5 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Technology Fund (Class A Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2003 compared to the Nasdaq Composite Index (NCI),2,3 the Merrill Lynch Technology 100 Index (MLT 100),2 Nasdaq Telecommunications Index (NTI)2,3 and the Lipper Science & Technology Funds Average (LSTFA).4

Average Annual Total Returns[5] for the Period Ended 10/31/2003
1 Year	40.91%
Start of Performance (9/21/1999)	(16.80)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI, MLT 100 and the NTI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The NCI, MLT 100 and NTI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment adviser has changed its benchmark index to the NCI from the NTI because it is more reflective of the Fund's current investment strategy.

4 The LSTFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Technology Fund (Class B Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2003 compared to the Nasdaq Composite Index (NCI),2,3 the Merrill Lynch Technology 100 Index (MLT 100),2 Nasdaq Telecommunications Index (NTI)2,3 and the Lipper Science & Technology Funds Average (LSTFA).4

Average Annual Total Returns[5] for the Period Ended 10/31/2003
1 Year	42.50%
Start of Performance (9/21/1999)	(16.69)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI, MLT 100 and the NTI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The NCI, MLT 100 and NTI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment adviser has changed its benchmark index to the NCI from the NTI because it is more reflective of the Fund's current investment strategy.

4 The LSTFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT--CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Technology Fund (Class C Shares) (the "Fund") from September 21, 1999 (start of performance) to October 31, 2003 compared to the Nasdaq Composite Index (NCI),2,3 the Merrill Lynch Technology 100 Index (MLT 100),2 Nasdaq Telecommunications Index (NTI)2,3 and the Lipper Science & Technology Funds Average (LSTFA).4

Average Annual Total Returns[5] for the Period Ended 10/31/2003
1 Year	45.66%
Start of Performance (9/21/1999)	(16.48)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be imposed on any redemption less than one year from the purchase date. Effective April 1, 2003, the Fund began to charge a maximum sales charge of 1.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The NCI, MLT 100 and the NTI have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The NCI, MLT 100 and NTI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment adviser has changed its benchmark index to the NCI from the NTI because it is more reflective of the Fund's current investment strategy.

4 The LSTFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2003

Shares			Value
		COMMON STOCKS--96.0%
		Consumer Discretionary--5.0%
41,600	[1]	Comcast Corp., Class A	$1,356,992
122,000		Koninklijke (Royal) Philips Electronics NV, ADR	3,274,480
49,800		Walt Disney Co.	1,127,472
25,000	[1]	eBay, Inc.	1,398,500

		TOTAL	7,157,444

		Healthcare--3.7%
24,100	[1]	Amgen, Inc.	1,488,416
18,000	[1]	Boston Scientific Corp.	1,218,960
17,700	[1]	Genentech, Inc.	1,450,869
21,700		Guidant Corp.	1,106,917

		TOTAL	5,265,162

		Information Technology--87.3%
419,400	[1,2]	ARM Holdings PLC, ADR	2,428,326
82,200	[1,2]	ASM Lithography Holding NV	1,442,610
74,000	[1]	Accenture Ltd.	1,731,600
26,800		Adobe System, Inc.	1,174,912
25,300	[1]	Affiliated Computer Services, Inc., Class A	1,237,929
778,500	[1]	Agere Systems, Inc., Class A	2,709,180
51,300	[1]	Agilent Technologies, Inc.	1,278,396
146,300	[1]	Amdocs Ltd.	3,139,598
80,300	[1]	Apple Computer, Inc.	1,838,067
60,600	[1]	Applied Materials, Inc.	1,416,222
102,300	[1]	BMC Software, Inc.	1,777,974
129,100	[1]	BearingPoint, Inc.	1,213,540
149,000	[1,2]	Cadence Design Systems, Inc.	2,293,110
117,800	[1]	Celestica, Inc.	1,672,760
96,200	[1]	Check Point Software Technologies Ltd.	1,634,438
79,100	[1]	Cisco Systems, Inc.	1,659,518
63,400	[1]	Citrix Systems, Inc.	1,602,752
46,200	[1]	Cognos, Inc.	1,592,514
81,300		Computer Associates International, Inc.	1,912,176
33,200	[1]	Computer Sciences Corp.	1,315,384
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
121,000	[1]	Comverse Technology, Inc.	$2,182,840
121,300	[1]	Corning, Inc.	1,331,874
50,900	[1,2]	Cree, Inc.	903,984
23,000	[1]	Cymer, Inc.	1,050,180
44,700	[1]	Dell, Inc.	1,614,564
119,000	[1]	EMC Corp. Mass	1,646,960
12,000	[1]	Electronic Arts, Inc.	1,188,480
41,100	[1]	Emulex Corp.	1,163,952
134,700	[1,2]	Extreme Networks, Inc.	1,158,420
78,300	[1]	Fairchild Semiconductor International, Inc., Class A	1,769,580
47,900		First Data Corp., Class	1,710,030
29,000		Harris Corp.	1,079,380
167,000		Hewlett-Packard Co.	3,725,770
130,500	[1]	Informatica Corp.	1,422,450
53,300		Intel Corp.	1,761,565
20,100		International Business Machines Corp.	1,798,548
37,800	[1]	Intuit, Inc.	1,889,244
38,300	[1]	Jabil Circuit, Inc.	1,066,655
84,500	[1,2]	Juniper Networks, Inc.	1,520,155
25,370	[1]	KLA-Tencor Corp.	1,454,462
44,600	[1]	Lexmark International Group, Class A	3,283,006
543,400	[1,2]	Lucent Technologies, Inc.	1,738,880
34,100		Maxim Integrated Products, Inc.	1,695,111
47,400		Microchip Technology, Inc.	1,550,454
98,700		Micron Technology, Inc.	1,415,358
89,680		Microsoft Corp.	2,345,132
67,500		Molex, Inc.	2,118,825
158,100	[1]	Network Associates, Inc.	2,202,333
119,900		Nokia Oyj, Class A, ADR	2,037,101
570,500	[1]	Nortel Networks Corp.	2,538,725
130,300	[1]	Oracle Corp.	1,558,388
76,300	[1]	Peoplesoft, Inc.	1,583,988
175,400	[1,2]	Powerwave Technologies, Inc.	1,141,854
45,500		Qualcomm, Inc.	2,161,250
38,200		SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), ADR	1,395,828
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
129,600	[2]	STMicroelectronics N.V.	$3,452,544
173,000	[1]	Sanmina-SCI Corp.	1,825,150
43,700		Scientific-Atlanta, Inc.	1,293,520
89,600	[2]	Seagate Technology	2,059,008
134,000	[1]	Siebel Systems, Inc.	1,687,060
237,000	[1]	Solectron Corp.	1,312,980
50,800	[1]	Storage Technology Corp.	1,224,280
35,240	[1]	SunGard Data Systems, Inc.	988,482
25,100	[1]	Symantec Corp.	1,672,915
29,000	[1]	Synopsys, Inc.	919,880
148,905	[1]	Taiwan Semiconductor Manufacturing Co., ADR	1,646,889
122,000	[1]	Tellabs, Inc.	918,660
59,700	[1]	Teradyne, Inc.	1,359,966
45,100		Texas Instruments, Inc.	1,304,292
86,000	[1]	Unisys Corp.	1,320,960
53,300	[1]	Veritas Software Corp.	1,926,795
58,300	[1,2]	Vishay Intertechnology, Inc.	1,093,125
118,000	[1]	Xerox Corp.	1,239,000
42,350	[1]	Xilinx, Inc.	1,342,495
36,800	[1]	Yahoo, Inc.	1,608,160

		TOTAL	125,472,493

		TOTAL COMMON STOCKS (IDENTIFIED COST $105,775,773)	137,895,099

		MUTUAL FUNDS--12.3%[3]
5,858,072		Prime Value Obligations Fund, IS Shares (at net asset value)	5,858,072
11,728,582		Prime Value Obligations Fund, IS Shares (held as collateral for securities lending)	11,728,582

		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	17,586,654

		TOTAL INVESTMENTS--108.3% (IDENTIFIED COST $123,362,427)[4]	155,481,753

		OTHER ASSETS AND LIABILITIES -- NET--(8.3)%	(11,859,174)

		TOTAL NET ASSETS--100%	$143,622,579

1 Non-income producing security.

2 Certain or all shares are temporarily on loan to unaffiliated broker/dealers.

3 Affiliated companies.

4 The cost of investments for federal tax purposes amounts to $129,513,269.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2003

Assets:
Total investments in securities, at value including $17,586,654 of investment in affiliated issuer and $11,228,249 of securities loaned (identified cost $123,362,427)		$155,481,753
Cash		1,369
Income receivable		18,197
Receivable for investments sold		4,290,021
Receivable for shares sold		122,559

TOTAL ASSETS		159,913,899

Liabilities:
Payable for investments purchased	$4,084,256
Payable for shares redeemed	268,873
Payable on collateral due to broker	11,728,582
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	88,323
Payable for Directors'/Trustees fees	583
Payable for portfolio accounting fees (Note 5)	5,900
Payable for distribution services fee (Note 5)	71,909
Payable for shareholder services fee (Note 5)	20,823
Accrued expenses	22,071

TOTAL LIABILITIES		16,291,320

Net assets for 29,598,448 shares outstanding		$143,622,579

Net Assets Consist of:
Paid in capital		$904,197,627
Net unrealized appreciation of investments		32,119,326
Accumulated net realized loss on investments and foreign currency transactions		(792,694,374)
TOTAL NET ASSETS		$143,622,579

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($43,274,001 ÷ 8,727,511 shares outstanding)		$4.96

Offering price per share (100/94.50 of $4.96)[1]		$5.25

Redemption proceeds per share		$4.96

Class B Shares:
Net asset value per share ($84,252,153 ÷ 17,522,199 shares outstanding)		$4.81

Offering price per share		$4.81

Redemption proceeds per share (94.50/100 of $4.81)[1]		$4.55

Class C Shares:
Net asset value per share ($16,096,425 ÷ 3,348,738 shares outstanding)		$4.81

Offering price per share (100/99.00 of $4.81)[1]		$4.86

Redemption proceeds per share (99.00/100 of $4.81)[1]		$4.76

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2003

Investment Income:
Dividends (including $85,381 received from affiliated issuer (Note 5) and net of foreign taxes withheld of $13,695)			$383,669
Interest (income on securities loaned)			19,278

TOTAL INCOME			402,947

Expenses:
Investment adviser fee (Note 5)		$886,003
Administrative personnel and services fee (Note 5)		185,000
Custodian fees		12,305
Transfer and dividend disbursing agent fees and expenses (Note 5)		1,201,910
Directors'/Trustees' fees		2,279
Auditing fees		18,887
Legal fees		4,244
Portfolio accounting fees (Note 5)		74,488
Distribution services fee--Class A Shares (Note 5)		87,076
Distribution services fee--Class B Shares (Note 5)		523,432
Distribution services fee--Class C Shares (Note 5)		101,344
Shareholder services fee--Class B Shares (Note 5)		174,477
Shareholder services fee--Class C Shares (Note 5)		33,782
Share registration costs		36,262
Printing and postage		69,078
Insurance premiums		1,548
Miscellaneous		2,209

TOTAL EXPENSES		3,414,324

Waiver, Reimbursement and Expense Reduction (Note 5):
Waiver/reimbursement of investment adviser fee	$(416,247)
Fees paid indirectly from directed brokerage arrangements	(4,838)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(421,085)

Net expenses			2,993,239

Net operating loss			(2,590,292)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,193,765
Net change in unrealized depreciation of investments			48,328,266

Net realized and unrealized gain on investments and foreign currency transactions			50,522,031

Change in net assets resulting from operations			$47,931,739

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(2,590,292)	$(3,929,369)
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	2,193,765	(54,563,176)
Net change in unrealized appreciation/depreciation of investments	48,328,266	6,686,362

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	47,931,739	(51,806,183)

Share Transactions:
Proceeds from sale of shares	29,213,488	20,174,752
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	--	2,308,251
Cost of shares redeemed	(42,389,565)	(71,738,510)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(13,176,077)	(49,255,507)

Change in net assets	34,755,662	(101,061,690)

Net Assets:
Beginning of period	108,866,917	209,928,607

End of period	$143,622,579	$108,866,917

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2003

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Technology Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to achieve capital appreciation.

On December 21, 2001, the Fund received a tax-free transfer of assets from Federated Large Cap Tech Fund as follows:

	Shares of the Fund Issued	Federated Large Cap Tech Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of Fund Prior to Combination	Net Assets of Federated Large Cap Tech Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
Class A	155,505	$ 839,725	$12,605	$ 60,828,271	$ 839,725	$ 61,667,996

Class B	256,223	1,360,541	28,827	139,771,806	1,360,541	141,132,347

Class C	20,336	107,985	5,643	27,503,270	107,985	27,611,255

1 Unrealized Appreciation is included in the Federated Large Cap Tech Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. Listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-ended regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$11,228,249	$11,728,582

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,286,416	$20,201,368	2,069,478	$9,378,367
Shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	--	--	155,505	839,725
Shares redeemed	(5,468,240)	(20,869,328)	(5,592,878)	(25,749,049)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(181,824)	$(667,960)	(3,367,895)	$(15,530,957)

Year Ended October 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,596,410	$6,142,208	1,499,016	$7,217,094
Shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	--	--	256,223	1,360,541
Shares redeemed	(4,439,299)	(16,347,752)	(8,355,205)	(36,296,136)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,842,889)	$(10,205,544)	(6,599,966)	$(27,718,501)

Year Ended October 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	782,085	$2,869,912	875,928	$3,579,291
Shares issued in connection with the tax-free transfer of assets from Federated Large Cap Tech Fund	--	--	20,336	107,985
Shares redeemed	(1,452,212)	(5,172,485)	(2,254,182)	(9,693,325)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(670,127)	$(2,302,573)	(1,357,918)	$(6,006,049)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,694,840)	$(13,176,077)	(11,325,779)	$(49,255,507)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to foreign currency and net operating loss.

For the year ended October 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Paid-In Capital	Net Operating Loss	Accumulated Net Realized Loss
$(2,590,341)	$2,590,292	$49

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	$ 25,968,484

Capital loss carryforward	786,543,532

The difference between book-basis and tax-basis net unrealized appreciation is attributable to wash sales adjustments.

At October 31, 2003, the cost of investments for federal tax purposes was $129,513,269. The net unrealized appreciation of investments for federal tax purposes was $25,968,484. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $28,451,560 and net unrealized depreciation from investments for those securities having an excess of cost over value of $2,483,076.

At October 31, 2003 the Fund had a capital loss carryforward of $786,543,532, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 287,810,843

2009	$ 436,915,943

2010	$ 59,356,831

2011	$ 2,459,915

As a result of the tax-free transfer of assets from Federated Large Cap Tech Fund to the Fund, certain capital loss carryforwards listed previously may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $85,381 for the period.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Trustees approved a new Agreement. Effective November 1, 2003, Federated Administrative Services ("FAS") will provide the Fund with administrative personnel and services. The fee paid to FAS will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during the fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ and FAS may voluntarily choose to waive any portion of their fee. FServ and FAS can modify or terminate this voluntary waiver at any time at their sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the fiscal year ended October 31, 2003, FSC the principal distributor retained $11,243 in sales charges from the sale of Class A Shares. FSC also retained $7,571 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund's Class B and Class C Shares for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to brokers that in turn pay a portion of the Fund's operating expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $4,838 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended October 31, 2003, were as follows:

Purchases	$ 106,880,224

Sales	$ 121,637,235

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and the Funds are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2003, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND THE SHAREHOLDERS OF FEDERATED TECHNOLOGY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Technology Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended October 31, 2003 and 2002, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Technology Fund as of October 31, 2003, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Trust. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; WesMark Funds--five portfolios and Golden Oak® Family of Funds--seven portfolios. The Fund's Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT Began serving: November 1998

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http//www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Technology Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314172818
Cusip 314172792
Cusip 314172784

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G02681-04 (12/03)

[Logo of Federated Investors]

Federated Growth Strategies Fund

Established 1984

A Portfolio of Federated Equity Funds

19TH ANNUAL SHAREHOLDER REPORT

October 31, 2003

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$19.02	$23.34	$40.66	$37.70	$23.53
Income From Investment Operations:
Net operating loss	(0.18)[1]	(0.13)[1]	(0.15)[1]	(0.33)[1]	(0.25)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.30	(4.19)	(14.48)	7.62	14.42

TOTAL FROM INVESTMENT OPERATIONS	6.12	(4.32)	(14.63)	7.29	14.17

Less Distributions:
Distributions from net realized gain on investments	--	--	(2.69)	(4.33)	--

Net Asset Value, End of Period	$25.14	$19.02	$23.34	$40.66	$37.70

Total Return[2]	32.18%	(18.51)%	(38.31)%	20.47%	60.22%

Ratios to Average Net Assets:

Expenses	1.39%[3]	1.34%[3]	1.27%	1.20%	1.24%

Net operating loss	(0.86)%	(0.56)%	(0.51)%	(0.76)%	(0.80)%

Supplemental Data:

Net assets, end of period (000 omitted)	$504,998	$439,072	$665,021	$1,216,669	$776,828

Portfolio turnover	181%	207%	211%	115%	125%

1 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.36% and 1.32% after taking into account these expense reductions for the years ended October 31, 2003 and 2002, respectively.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$17.80	$22.02	$38.79	$36.38	$22.88
Income From Investment Operations:
Net operating loss	(0.31)[1]	(0.28)[1]	(0.35)[1]	(0.63)[1]	(0.47)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.87	(3.94)	(13.73)	7.37	13.97

TOTAL FROM INVESTMENT OPERATIONS	5.56	(4.22)	(14.08)	6.74	13.50

Less Distributions:
Distributions from net realized gain on investments	--	--	(2.69)	(4.33)	--

Net Asset Value, End of Period	$23.36	$17.80	$22.02	$38.79	$36.38

Total Return[2]	31.24%	(19.16)%	(38.77)%	19.61%	59.00%

Ratios to Average Net Assets:

Expenses	2.14%[3]	2.09%[3]	2.02%	1.95%	1.99%

Net operating loss	(1.61)%	(1.31)%	(1.26)%	(1.50)%	(1.55)%

Supplemental Data:

Net assets, end of period (000 omitted)	$162,097	$147,013	$237,630	$425,398	$177,091

Portfolio turnover	181%	207%	211%	115%	125%

1 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.11% and 2.07% after taking into account these expense reductions for the years ended October 31, 2003 and 2002, respectively.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended October 31	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$17.98	$22.23	$39.14	$36.62	$23.02
Income From Investment Operations:
Net operating loss	(0.31)[1]	(0.28)[1]	(0.35)[1]	(0.62)[1]	(0.47)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.92	(3.97)	(13.87)	7.47	14.07

TOTAL FROM INVESTMENT OPERATIONS	5.61	(4.25)	(14.22)	6.85	13.60

Less Distributions:
Distributions from net realized gain on investments	--	--	(2.69)	(4.33)	--

Net Asset Value, End of Period	$23.59	$17.98	$22.23	$39.14	$36.62

Total Return[2]	31.20%	(19.12)%	(38.78)%	19.81%	59.08%

Ratios to Average Net Assets:

Expenses	2.14%[3]	2.09%[3]	2.02%	1.93%	1.97%

Net operating loss	(1.61)%	(1.31)%	(1.26)%	(1.48)%	(1.53)%

Expense waiver/reimbursement[4]	--	--	0.00%[5]	0.02%	0.02%

Supplemental Data:

Net assets, end of period (000 omitted)	$35,472	$30,194	$46,173	$73,385	$30,096

Portfolio turnover	181%	207%	211%	115%	125%

1 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.11% and 2.07% after taking into account these expense reductions for the years ended October 31, 2003 and 2002, respectively.

4 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

5 Represents less than 0.01%

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

For the fiscal year ended October 31, 2003, the fund's Class A, B and C Shares produced total returns of 32.18%, 31.24% and 31.20%, respectively, based on net asset value.1 These returns outperformed the 28.26% average return for the fund's peers in the Lipper Multi-Cap Growth Fund2 average.

Contrary to last year, where a defensive posture aided performance, we believe that the fund outperformed its peers this year by taking a more aggressive position than its peers. This means that the fund owned stocks that were more sensitive to the development of an economic recovery. These types of stocks increasingly captured investors' attention as the direction of the outcome of the war with Iraq became more obvious.

From a sector perspective, the primary drivers to the outperformance were the strong, broad performance of our Information Technology holdings, led by the semiconductor and communication equipment industries; our Finance stocks, driven by investment banks and regional banks; and, the positive relative return generated by our Consumer Discretionary positions, led by retail and media stocks.

The areas of biggest negative relative performance occurred in the Energy sector, specifically the oil service industry, which failed to experience the expected strong spending by the multi-national oil companies; and the Industrials sector, where the portfolio's underweight in the very cyclical, and usually much smaller capitalized, business services industry hurt, as these stocks performed very well.

Securities contributing most positively to the fund overall during this period included two fast-growing Consumer Discretionary stocks: Amazon.com , which continues to grow its net-based retail franchise, and XM Satellite Radio , the leader in the burgeoning satellite-fed digital radio business. The portfolio also benefited from two Information Technology holding, whose share prices more than doubled this year: Foundry Networks , which is seeing a rebound in its communications infrastructure sales, and ASM Holdings , which is benefiting from strength in the semiconductor capital equipment area. Those that had a negative impact to the fund included: Tenet Healthcare , which had its billing practices questioned, Time Warner , hurt by its weakening AOL division, and Network Associates , relating to a missed sales projections.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, and C Shares were 24.89%, 25.74%, and 28.91%, respectively.

2 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1993 to October 31, 2003 compared to the Russell Mid-Cap Growth Index (RMCGI),2,3 the Standard and Poor's 500 Index (S&P 500)2,3 and the Lipper Multi-Cap Growth Fund Average (LMCGFA).4

Average Annual Total Returns5 for the Period Ended 10/31/2003
1 Year	24.89%
5 Years	3.92%
10 Years	8.49%
Start of Performance (8/23/1984)	12.24%

GROWTH OF $10,000 AS OF OCTOBER 31, 2003

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of August 15, 1995, the maximum sales charge was 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMCGI and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment adviser has changed its benchmark index to the RMCGI from the S&P 500 because it is more reflective of the Fund's current investment strategy.

4 The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc., as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class B Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2003 compared to the Russell Mid-Cap Growth Index (RMCGI),2,3 the Standard and Poor's 500 Index (S&P 500)2,3 and the Lipper Multi-Cap Growth Fund Average (LMCGFA).4

Average Annual Total Returns[5] for the Period Ended 10/31/2003
1 Year	25.74%
5 Years	3.98%
Start of Performance (8/16/1995)	8.51%

GROWTH OF $10,000 AS OF OCTOBER 31, 2003

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured .

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMCGI and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment adviser has changed its benchmark index to the RMCGI from the S&P 500 because it is more reflective of the Fund's current investment strategy.

4 The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc., as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Growth Strategies Fund (Class C Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 2003 compared to the Russell Mid-Cap Growth Index (RMCGI)2,3 the Standard and Poor's 500 Index (S&P 500)2,3 and the Lipper Multi-Cap Growth Fund Average (LMCGFA).4

Average Annual Total Returns[5] for the Period Ended 10/31/2003
1 Year	28.91%
5 Years	4.16%
Start of Performance (8/16/1995)	8.45%

GROWTH OF $10,000 AS OF OCTOBER 31, 2003

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. Effective April 1, 2003, the Fund began to charge a maximum sales charge of 1.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCGI and the S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The RMCGI and the S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 The Fund's investment adviser has changed its benchmark index to RMCGI from the S&P 500 because it is more reflective of the Fund's current investment strategy.

4 The LMCGFA represents the average of the total returns reported by all the mutual funds designated by Lipper, Inc., as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a mutual fund's performance.

5 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2003

Shares			Value
		COMMON STOCKS--98.5%
		Consumer Discretionary--23.8%
60,000	[1]	Advance Auto Parts, Inc.	$4,693,200
126,200	[1]	Amazon.com, Inc.	6,867,804
54,000	[1,2]	AutoZone, Inc.	5,189,400
137,905	[1]	Bed Bath & Beyond, Inc.	5,825,107
131,900	[1,2]	CarMax, Inc.	4,156,169
68,700		Centex Corp.	6,698,250
110,200	[1]	Chicos Fas, Inc.	4,136,908
92,800	[1]	Choice Hotels International, Inc.	3,064,256
178,100		Claire's Stores, Inc.	6,892,470
115,100	[1]	Coach, Inc.	4,082,597
119,600	[1]	Comcast Corp., Class A	3,901,352
158,500	[1]	EchoStar Communications Corp., Class A	6,073,720
82,300		Family Dollar Stores, Inc.	3,589,103
136,900		Gtech Holdings Corp.	6,116,692
302,600	[1,2]	Hollywood Entertainment Corp.	4,599,520
245,600		International Game Technology	8,043,400
93,900		KB HOME	6,431,211
160,600		Koninklijke (Royal) Philips Electronics NV, ADR	4,310,504
85,700	[1,2]	Leapfrog Enterprises, Inc.	2,962,649
68,700	[2]	Lennar Corp., Class A	6,310,095
87,900	[2]	Mandalay Resort Group	3,450,075
10,900	[1]	NVR, Inc.	5,334,460
267,700		PETsMART, Inc.	6,855,797
80,800		Pulte Homes, Inc.	6,990,008
211,100	[1]	Staples, Inc.	5,661,702
135,080	[1]	Starbucks Corp.	4,268,528
156,100		Station Casinos, Inc.	4,643,975
149,300	[1,2]	Tractor Supply Co.	6,257,163
130,325	[1,2]	Univision Communications, Inc., Class A	4,424,534
155,900		Walt Disney Co.	3,529,576
593,500	[1,2]	XM Satellite Radio Holdings, Inc., Class A	12,024,310

		TOTAL	167,384,535

Shares			Value
		COMMON STOCKS--continued
		Consumer Staples--1.7%
50,600		Avon Products, Inc.	$3,438,776
1,472,500	[1,2]	Rite Aid Corp.	8,437,425

		TOTAL	11,876,201

		Energy--3.3%
112,800		EOG Resources, Inc.	4,753,392
128,300	[1]	FMC Technologies, Inc.	2,576,264
185,600		Halliburton Co.	4,432,128
284,600	[1,2]	Key Energy Services, Inc.	2,484,558
76,300		Pogo Producing Co.	3,190,103
235,033		XTO Energy, Inc.	5,563,231

		TOTAL	22,999,676

		Financials--8.7%
295,200	[2]	Amvescap PLC, ADR	4,649,400
54,100		Bear Stearns Cos., Inc.	4,125,125
78,400		Capital One Financial Corp.	4,766,720
46,500		Countrywide Financial Corp.	4,888,080
468,800	[1]	E*Trade Financial Corp.	4,828,640
241,600	[1]	First Marblehead Corp.	5,351,440
39,400		Goldman Sachs Group, Inc.	3,699,660
68,700		Legg Mason, Inc.	5,719,275
62,400		Merrill Lynch & Co., Inc.	3,694,080
112,800		Morgan Stanley	6,189,336
126,132	[2]	New York Community Bancorp, Inc.	4,565,978
479,800	[1]	Providian Financial Corp.	5,330,578
69,500		Redwood Trust, Inc.	3,447,200

		TOTAL	61,255,512

		Healthcare--17.4%
94,300		Aetna, Inc.	5,413,763
49,900		Allergan, Inc.	3,773,438
63,100	[1]	Amgen, Inc.	3,897,056
100,200	[1,2]	Angiotech Pharmaceuticals, Inc.	4,582,146
45,500	[1]	Anthem, Inc.	3,113,565
105,700	[1]	Boston Scientific Corp.	7,158,004
106,500	[1]	Coventry Health Care, Inc.	5,830,875
194,800	[1]	Forest Laboratories, Inc., Class A	9,741,948
68,500	[1]	Genentech, Inc.	5,614,945
103,100	[1]	Gilead Sciences, Inc.	5,627,198
73,000		Guidant Corp.	3,723,730
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
172,500	[1]	Health Net, Inc.	$5,449,275
58,300	[1]	Invitrogen Corp.	3,707,297
55,500	[2]	Medicis Pharmaceutical Corp., Class A	3,515,925
151,500	[2]	Mentor Corp.	3,067,875
275,100		Mylan Laboratories, Inc.	6,643,665
67,800	[1]	Neurocrine Biosciences, Inc.	3,175,074
140,400	[1]	PacifiCare Health Systems, Inc.	8,353,800
67,800	[1]	Pharmaceutical Resources, Inc.	4,900,584
244,800	[1]	SICOR, Inc.	6,560,640
58,600		Teva Pharmaceutical Industries Ltd., ADR	3,333,754
80,700		UnitedHealth Group, Inc.	4,106,016
111,800		Varian Medical Systems, Inc.	7,148,492
59,500	[1]	Zimmer Holdings, Inc.	3,796,695

		TOTAL	122,235,760

		Industrials--9.1%
427,200	[1]	Allied Waste Industries, Inc.	4,818,816
51,200	[1]	Apollo Group, Inc., Class A	3,252,736
173,900	[1,2]	Continental Airlines, Inc., Class B	3,321,490
115,300	[1]	Corinthian Colleges, Inc.	7,139,376
99,800	[1]	Corporate Executive Board Co.	5,090,798
88,100		Expeditors International Washington, Inc.	3,307,274
158,900	[1]	Hunt (J.B.) Transportation Services, Inc.	4,032,882
81,200		Parker-Hannifin Corp.	4,138,764
258,675		Republic Services, Inc.	6,014,194
219,500		Rockwell Automation, Inc.	6,815,475
128,700	[1]	Stericycle, Inc.	5,943,366
62,300	[1]	University of Phoenix Online	4,283,748
299,500		Werner Enterprises, Inc.	5,402,980

		TOTAL	63,561,899

		Information Technology--30.0%
1,222,314	[1]	3Com Corp.	8,800,661
1,296,600	[1]	ADC Telecommunications, Inc.	3,306,330
1,019,500	[1,2]	ARM Holdings PLC, ADR	5,902,905
388,200	[1,2]	ASM Lithography Holding NV	6,812,910
145,500		Adobe System, Inc.	6,378,720
65,100	[1]	Affiliated Computer Services, Inc., Class A	3,185,343
1,666,200	[1,2]	Agere Systems, Inc., Class A	5,798,376
173,600	[1]	Applied Materials, Inc.	4,057,032
Shares			Value
		COMMON STOCKS--continued
		Information Technology--continued
313,400	[1]	Avaya, Inc.	$4,055,396
259,800	[1]	Cadence Design Systems, Inc.	3,998,322
248,290	[1]	Cisco Systems, Inc.	5,209,124
208,000	[1]	Citrix Systems, Inc.	5,258,240
183,800		Computer Associates International, Inc.	4,322,976
651,400	[1]	Corning, Inc.	7,152,372
137,200	[1]	Cymer, Inc.	6,264,552
290,200	[1]	EMC Corp. Mass	4,016,368
40,600	[1]	Electronic Arts, Inc.	4,021,024
122,000	[1]	Emulex Corp.	3,455,040
83,000		Fair Isaac & Co., Inc.	5,293,740
306,100	[1]	Foundry Networks, Inc.	7,119,886
149,700	[1]	Jabil Circuit, Inc.	4,169,145
96,700	[1]	KLA-Tencor Corp.	5,543,811
42,800	[1]	Lexmark International Group, Class A	3,150,508
2,143,100	[1,2]	Lucent Technologies, Inc.	6,857,920
143,100		Maxim Integrated Products, Inc.	7,113,501
78,900	[1]	Mercury Interactive Corp.	3,664,116
259,400	[1]	Network Appliance, Inc.	6,401,992
1,408,800	[1]	Nortel Networks Corp.	6,269,160
1,122,700	[1]	ON Semiconductor Corp.	4,827,610
174,200	[1]	Peoplesoft, Inc.	3,616,392
124,700		Qualcomm, Inc.	5,923,250
134,800	[2]	SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), ADR	4,925,592
255,900		Seagate Technology	5,880,582
92,100	[1]	Symantec Corp.	6,138,465
241,200	[1]	Teradyne, Inc.	5,494,536
364,200	[1]	Unisys Corp.	5,594,112
251,600	[1,2]	UTStarcom, Inc.	7,925,400
169,400	[1]	Veritas Software Corp.	6,123,810
161,200	[1]	Yahoo, Inc.	7,044,440

		TOTAL	211,073,659

		Materials--2.1%
141,700		Alcan, Inc.	5,658,081
132,100		Freeport-McMoRan Copper & Gold, Inc., Class B	5,118,875
83,300		Newmont Mining Corp.	3,646,874

		TOTAL	14,423,830

Shares			Value
		COMMON STOCKS--continued
		Telecommunication Services--2.0%
536,300	[1]	American Tower Systems Corp.	$6,221,080
319,600	[1]	NEXTEL Communications, Inc., Class A	7,734,320

		TOTAL	13,955,400

		Utilities--0.4%
58,400		Kinder Morgan, Inc.	3,127,320

		TOTAL COMMON STOCKS (IDENTIFIED COST $523,552,921)	691,893,792

		MUTUAL FUNDS-- 13.0%[3]
16,761,844		Prime Value Obligations Fund, IS Shares	16,761,844
74,744,663		Prime Value Obligations Fund, IS Shares (held as collateral for securities lending)	74,744,663

		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	91,506,507

		TOTAL INVESTMENTS--111.5%(IDENTIFIED COST $615,059,428)[4]	783,400,299

		OTHER ASSETS AND LIABILITIES- NET--(11.5)%	(80,833,100)

		TOTAL NET ASSETS--100%	$702,567,199

1 Non-income producing security.

2 Certain or all shares are temporarily on loan to unaffiliated brokers/dealers.

3 Affiliated company.

4 The cost of investments for federal tax purposes amounts to $617,766,781.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2003

Assets:
Total investments in securities, at value including $91,506,507 of investments in affiliated issuer and $72,097,522 of securities loaned (identified cost $615,059,428)		$783,400,299
Cash		2,066
Income receivable		65,250
Receivable for investments sold		4,548,015
Receivable for shares sold		489,049

TOTAL ASSETS		788,504,679

Liabilities:
Payable for investments purchased	$9,546,025
Payable for shares redeemed	1,146,572
Payable on collateral due to broker	74,744,663
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	147,936
Payable for Directors'/Trustees' fees	1,888
Payable for portfolio accounting fees (Note 5)	10,790
Payable for distribution services fee (Note 5)	124,232
Payable for shareholder services fee (Note 5)	145,031
Accrued expenses	70,343

TOTAL LIABILITIES		85,937,480

Net assets for 28,528,526 shares outstanding		$702,567,199

Net Assets Consist of:
Paid in capital		$921,246,074
Net unrealized appreciation of investments		168,340,871
Accumulated net realized loss on investments		(387,019,746)

TOTAL NET ASSETS		$702,567,199

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($504,998,422 ÷ 20,085,518 shares outstanding)		$25.14

Offering price per share (100/94.50 of $25.14)[1]		$26.60

Redemption proceeds per share		$25.14

Class B Shares:
Net asset value per share ($162,096,619 ÷ 6,939,202 shares outstanding)		$23.36

Offering price per share		$23.36

Redemption proceeds per share (94.50/100 of $23.36)[1]		$22.08

Class C Shares:
Net asset value per share ($35,472,158 ÷ 1,503,806 shares outstanding)		$23.59

Offering price per share (100/99.00 of $23.59)[1]		$23.83

Redemption proceeds per share (99.00/100 of $23.59)[1]		$23.35

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2003

Investment Income:
Dividends (including $134,371 received from affiliated issuer and net of foreign taxes withheld of $24,374) (Note 5)			$2,893,025
Interest (income on securities loaned)			172,152

TOTAL INCOME			3,065,177

Expenses:
Investment adviser fee (Note 5)		$4,638,351
Administrative personnel and services fee (Note 5)		465,089
Custodian fees		36,498
Transfer and dividend disbursing agent fees and expenses (Note 5)		1,548,969
Directors'/Trustees'fees		6,560
Auditing fees		14,245
Legal fees		2,614
Portfolio accounting fees (Note 5)		130,994
Distribution services fee--Class B Shares (Note 5)		1,080,720
Distribution services fee--Class C Shares (Note 5)		228,978
Shareholder services fee--Class A Shares (Note 5)		1,109,608
Shareholder services fee--Class B Shares (Note 5)		360,240
Shareholder services fee--Class C Shares (Note 5)		76,326
Share registration costs		53,509
Printing and postage		144,852
Insurance premiums		2,144
Miscellaneous		8,689

TOTAL EXPENSES		9,908,386

Reimbursement and Expense Reduction (Note 5):
Reimbursement of investment adviser fee	$(7,668)
Fees paid indirectly from directed broker arrangement	(185,506)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(193,174)

Net expenses			9,715,212

Net operating loss			(6,650,035)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments			23,286,850
Net change in unrealized appreciation of investments			157,091,993

Net realized and unrealized gain on investments			180,378,843

Change in net assets resulting from operations			$173,728,808

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(6,650,035)	$(6,592,960)
Net realized gain (loss) on investments	23,286,850	(133,042,291)
Net change in unrealized appreciation/depreciation of investments	157,091,993	(10,325,288)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	173,728,808	(149,960,539)

Share Transactions:
Proceeds from sale of shares	156,700,471	155,635,511
Proceeds from shares issued in connection with the tax-free transfer of assets from Riggs Large Cap Growth Fund	8,288,836	--
Cost of shares redeemed	(252,429,861)	(338,219,824)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(87,440,554)	(182,584,313)

Change in net assets	86,288,254	(332,544,852)

Net Assets:

Beginning of period	616,278,945	948,823,797

End of period	$702,567,199	$616,278,945

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

OCTOBER 31, 2003

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

On December 20, 2002, the Fund received a tax-free transfer of assets from the Riggs Large Cap Growth Fund as follows:

Class A Shares of the Fund Issued	Riggs Large Cap Growth Fund Net Assets Received	Unrealized Depreciation[1]	Net Assets of the Fund Prior to Combination	Net Assets of Riggs Large Cap Growth Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
433,743	$8,288,836	$443,635	$602,063,401	$8,288,836	$610,352,237

1 Unrealized depreciation is included in the Riggs Large Cap Growth Fund Net Assets Received amount shown above.

2. SIGNIFICANT ACCOUNTING POLICES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. Government securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expense.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's taxes and rates.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$72,097,522	$74,744,663

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares. Transactions in shares were as follows:

Year Ended October 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	6,802,808	$140,582,641	5,819,900	$130,911,199
Shares issued in connection with the tax-free transfer of assets from Riggs Large Cap Growth Fund	433,743	8,288,836	--	--
Shares redeemed	(10,240,255)	(208,665,744)	(11,222,436)	(252,512,871)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,003,704)	$(59,794,267)	(5,402,536)	$(121,601,672)

Year Ended October 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	487,689	$9,555,565	598,880	$13,129,275
Shares redeemed	(1,807,119)	(33,902,442)	(3,133,580)	(65,498,847)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(1,319,430)	$(24,346,877)	(2,534,700)	$(52,369,572)

Year Ended October 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	331,073	$6,562,265	535,524	$11,595,037
Shares redeemed	(506,967)	(9,861,675)	(933,273)	(20,208,106)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(175,894)	$(3,299,410)	(397,749)	$(8,613,069)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(4,499,028)	$(87,440,554)	(8,334,985)	$(182,584,313)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to net operating loss and partnership adjustments.

For the year ended October 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Paid-In Capital	Net Operating Loss	Accumulated Net Realized Loss
$(6,530,255)	$6,650,035	$(119,780)

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Unrealized appreciation	165,633,518
Capital loss carryforward	384,312,393

The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales.

At October 31, 2003, the cost of investments for federal tax purposes was $617,766,781. The net unrealized appreciation of investments for federal tax purposes was $165,633,518. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $172,563,800 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,930,282.

At October 31, 2003, the Fund had a capital loss carryforward of $387,395,649, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 229,324
2009	238,170,163
2010	148,996,162

As a result of the tax-free transfer of assets from Riggs Large Cap Growth Fund to the Fund, certain capital loss carryforwards listed previously may be limited.

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $134,371 for the period.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Trustees approved a new Agreement. Effective November 1, 2003, Federated Administrative Services ("FAS") will provide the Fund with administrative personnel and services. The Fee paid to FAS will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during the fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ and FAS may voluntarily choose to waive any portion of their fee. FServ and FAS can modify or terminate this voluntary waiver at any time at their sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the fiscal year ended October 31, 2003, FSC the principal distributor retained $26,042 in sales charges from the sale of Class A Shares. FSC also retained $1,462 of contingent deferred sales charges relating to redemptions of Class A Shares and $1,096 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to brokers that in turn pay a portion of the Fund's operating expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $185,506 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended October 31, 2003, were as follows:

Purchases	$1,100,276,474
Sales	$1,198,164,921

7. CONCENTRATION OF CREDIT RISK

The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. The economic developments within a particular sector may have an adverse effect on the ability of issuers to meet their obligations. Additionally, economic developments may have an effect on the liquidity and volatility of the portfolio securities.

8. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and the Funds are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federat ed does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2003, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE TRUSTEES OF FEDERATED EQUITY FUNDS AND
THE SHAREHOLDERS OF FEDERATED GROWTH STRATEGIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund (the "Fund") as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Federated Growth Strategies Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; WesMark Funds--five portfolios and Golden Oak® Family of Funds--seven portfolios. The Fund's Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated
Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation;
Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated
Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated
Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank;
Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)

John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT Began serving: November 1998

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

[Logo of Federated Investors]

Federated Growth Strategies Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314172107
Cusip 314172206
Cusip 314172305

G01228-08 (12/03)

Federated is a registered mark of Federated Investors, Inc.
2003 ©Federated Investors, Inc.

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund

Established 1998

A Portfolio of Federated Equity Funds

5TH ANNUAL SHAREHOLDER REPORT

October 31, 2003

FINANCIAL HIGHLIGHTS
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL STATEMENTS
INDEPENDENT AUDITORS' REPORT
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2003	2002	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$6.47	$7.95	$13.37	$12.78	$10.00
Income From Investment Operations:
Net operating loss	(0.03)[2]	(0.04)[2]	(0.06)	(0.13)[2]	(0.08)[2]
Net realized and unrealized gain (loss) on investments	0.93	(1.44)	(5.36)	0.72	2.86

TOTAL FROM INVESTMENT OPERATIONS	0.90	(1.48)	(5.42)	0.59	2.78

Less Distributions:
Distributions from net investment income	--	--	--	--	(0.00)[3]

Net Asset Value, End of Period	$7.37	$6.47	$ 7.95	$13.37	$12.78

Total Return[4]	13.91%	(18.62)%	(40.54)%	4.62%	27.83%

Ratios to Average Net Assets:

Expenses	1.56%[5]	1.46%[5]	1.37%	1.25%	1.20%[6]

Net operating loss	(0.44)%	(0.47)%	(0.60)%	(0.84)%	(0.82)%[6]

Expense waiver/reimbursement[7]	0.00%[8]	0.00%[8]	0.00%[8]	0.00%[8]	0.39%[6]

Supplemental Data:

Net assets, end of period (000 omitted)	$148,090	$144,499	$228,433	$427,514	$105,338

Portfolio turnover	126%	233%	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Represents less than $0.01 per share.

4 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

5 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 1.54% and 1.44% after taking into account these expense reductions for the years ended October 31, 2003 and October 31, 2002, respectively.

6 Computed on an annualized basis.

7 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

8 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2003	2002	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$6.31	$7.82	$13.24	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.08)[2]	(0.09)[2]	(0.16)	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments	0.90	(1.42)	(5.26)	0.73	2.90

TOTAL FROM INVESTMENT OPERATIONS	0.82	(1.51)	(5.42)	0.49	2.75

Net Asset Value, End of Period	$7.13	$6.31	$ 7.82	$13.24	$12.75

Total Return[3]	13.00%	(19.31)%	(40.94)%	3.84%	27.53%

Ratios to Average Net Assets:

Expenses	2.31%[4]	2.21%[4]	2.12%	2.00%	1.95%[5]

Net operating loss	(1.19)%	(1.22)%	(1.35)%	(1.59)%	(1.57)%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.39%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$116,166	$121,572	$205,699	$400,171	$145,310

Portfolio turnover	126%	233%	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.29% and 2.19% after taking into account these expense reductions for the years ended October 31, 2003 and October 31, 2002, respectively.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,				Period Ended
	2003	2002	2001	2000	10/31/1999 [1]
Net Asset Value, Beginning of Period	$6.31	$7.82	$13.23	$12.75	$10.00
Income From Investment Operations:
Net operating loss	(0.08)[2]	(0.09)[2]	(0.15)	(0.24)[2]	(0.15)[2]
Net realized and unrealized gain (loss) on investments	0.90	(1.42)	(5.26)	0.72	2.90

TOTAL FROM INVESTMENT OPERATIONS	0.82	(1.51)	(5.41)	0.48	2.75

Net Asset Value, End of Period	$7.13	$6.31	$ 7.82	$13.23	$12.75

Total Return[3]	13.00%	(19.31)%	(40.89)%	3.76%	27.53%

Ratios to Average Net Assets:

Expenses	2.31%[4]	2.21%[4]	2.12%	2.00%	1.95%[5]

Net operating loss	(1.19)%	(1.22)%	(1.35)%	(1.59)%	(1.57)%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.00%[7]	0.00%[7]	0.39%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$15,444	$16,067	$30,148	$57,560	$14,892

Portfolio turnover	126%	233%	221%	173%	36%

1 Reflects operations for the period from December 29, 1998 (date of initial public investment) to October 31, 1999.

2 Per share numbers have been calculated using the average shares method, which more appropriately represents the per share data for the period since the use of the undistributed income method did not accord with the results of operations.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratios are 2.29% and 2.19% after taking into account these expense reductions for the years ended October 31, 2003 and October 31, 2002, respectively.

5 Computed on an annualized basis.

6 This expense decrease is reflected in both the expense and the net operating loss ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Management's Discussion of Fund Performance

This report covers Federated Large Cap Growth Fund's fiscal year performance period from November 1, 2002 through October 31, 2003. During this period, the fund produced total returns of 13.91% for Class A Shares, 13.00% for Class B Shares, and 13.00% for Class C Shares based on net asset value (NAV).1

The fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 20.45% during the reporting period.2 The fund lagged its peer group as measured by the Lipper Large Cap Growth Funds category,3 which produced an average total return of 19.03% for the same period.

The fund's NAV increased from $6.47 to $7.37 for Class A Shares, $6.31 to $7.13 for Class B Shares, and $6.31 to $7.13 for Class C Shares.

In the first half of the fund's reporting period, large cap growth stocks generally underperformed both small- and mid-cap growth stocks, in addition to underperforming value stocks and bonds. Sector allocation and stock selection decisions contributed to the fund's performance shortfall. The Consumer Discretionary, Industrials, and Consumer Staples sectors performed poorly for the fund, as did certain laggard holdings in Financials. Telecommunications Services, Information Technology and Materials, however, were positive sectors.

In the second half, Healthcare, Consumer Discretionary, and Consumer Staples were among the better-performing sectors, along with Materials and Financials. Energy, Information Technology, and Industrials were among the worst-performing sectors.

Securities contributing most positively to the fund overall during this period included, ironically, two Information Technology monoliths: Intel Corp. in semiconductors; and Cisco Systems Inc. in networking equipment. The portfolio also benefited from two Healthcare stocks, whose share prices had doubled over the past six months: Genentech Inc., which enjoyed a promising new cancer drug; and Advance PCS, which is planning to merge with an industry peer, Caremark Rx, Inc. Those that had a negative impact included: Johnson & Johnson, due to investor concerns about their competitive position within the medical devices market; MedImmune Inc., relating to its disappointing FluMist launch; and Transocean Inc., in light of the soft deepwater drilling market.

1 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns for the fund's Class A, B and C Shares, based on offering price (i.e., less any applicable sales charge), were 7.59%, 7.50% and 10.94%, respectively. Current month-end performance information is available at www.federatedinvestors.com or by calling 1-800-341-7400.

2 The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investments cannot be made in an index.

3 Lipper figures represent the average total returns reported by all mutual funds designated by Lipper Inc. as falling into the respective categories indicated.

GROWTH OF A $10,000 INVESTMENT -- CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class A Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2003 compared to the Russell 1000 Growth Index (R1000G),2,3 the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Growth Funds Index (LLCGF).2

Average Annual Total Return[4] for the Periods Ended 10/31/2003
1 Year	7.59%
Start of Performance (12/29/1998)	(7.20)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charges of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G, S&P 500 and the LLCGF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R1000G, S&P 500 and the LLCGF are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and investments cannot be made in an index.

3 The Fund's investment adviser has changed its reference benchmark to R1000G from the S&P 500 because it is more reflective of the Fund's current investment strategy.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class B Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2003 compared to the Russell 1000 Growth Index (R1000G),2,3 the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Growth Funds Index (LLCGF).2

Average Annual Total Return[4] for the Periods Ended 10/31/2003
1 Year	7.50%
Start of Performance (12/29/1998)	(7.14)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 2.00% contingent deferred sales charge on any redemption less than five years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G, S&P 500 and the LLCGF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R1000G, S&P 500 and the LLCGF are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and investments cannot be made in an index.

3 The Fund's investment adviser has changed its reference benchmark to R1000G from the S&P 500 because it is more reflective of the Fund's current investment strategy.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT -- CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Large Cap Growth Fund (Class C Shares) (the "Fund") from December 29, 1998 (start of performance) to October 31, 2003 compared to the Russell 1000 Growth Index (R1000G),2,3 the Standard and Poor's 500 Index (S&P 500)2 and the Lipper Large-Cap Growth Funds Index (LLCGF).2

Average Annual Total Return[4] for the Periods Ended 10/31/2003
1 Year	10.94%
Start of Performance (12/29/1998)	(6.94)%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. Effective April 1, 2003 the Fund began to charge a maximum sales charge of 1.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The R1000G, S&P 500 and the LLCGF have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The R1000G, S&P 500 and the LLCGF are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and investments cannot be made in an index.

3 The Fund's investment adviser has changed its reference benchmark to R1000G from the S&P 500 because it is more reflective of the Fund's current investment strategy.

4 Total returns quoted reflect all applicable sales charges and contingent deferred sales charges.

Portfolio of Investments

October 31, 2003

Shares			Value
		COMMON STOCKS--99.2%
		Consumer Discretionary--18.2%
30,000	[1,2]	Amazon.com, Inc.	$1,632,600
20,000	[1]	Bed Bath & Beyond, Inc.	844,800
90,000		Best Buy Co., Inc.	5,247,900
25,000		Centex Corp.	2,437,500
70,000		Clear Channel Communications, Inc.	2,857,400
60,000	[1]	Comcast Corp., Class A	2,035,200
50,000		D.R. Horton, Inc.	1,990,000
60,000	[1]	Entercom Communications Corp.	2,748,600
50,000	[1]	Fox Entertainment Group, Inc., Class A	1,385,000
25,000		Harley Davidson, Inc.	1,185,250
127,000		Home Depot, Inc.	4,707,890
25,000	[1]	Kohl's Corp.	1,401,750
40,000		Lennar Corp., Class A	3,674,000
60,000		Lowe's Cos., Inc.	3,535,800
25,000		Nike, Inc., Class B	1,597,500
40,000		Omnicom Group, Inc.	3,192,000
98,500	[1]	Staples, Inc.	2,641,770
35,000		Target Corp.	1,390,900
120,000		Viacom, Inc., Class B	4,784,400
73,200		Walt Disney Co.	1,657,248

		TOTAL	50,947,508

		Consumer Staples--11.2%
80,000		Altria Group, Inc.	3,720,000
96,000		Coca-Cola Co.	4,454,400
55,000		Colgate-Palmolive Co.	2,925,450
92,790		PepsiCo, Inc.	4,437,218
46,400		Procter & Gamble Co.	4,560,656
50,000		Sysco Corp.	1,683,000
159,200		Wal-Mart Stores, Inc.	9,384,840

		TOTAL	31,165,564

		Energy--6.2%
60,000		Anadarko Petroleum Corp.	2,617,200
45,000		Apache Corp.	3,137,400
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
80,000		Devon Energy Corp.	$3,880,000
120,000		Halliburton Co.	2,865,600
70,000	[1]	Noble Corp.	2,403,100
130,000	[1]	Transocean Sedco Forex, Inc.	2,494,700

		TOTAL	17,398,000

		Financials--10.6%
40,000		American Express Co.	1,877,200
60,000		American International Group, Inc.	3,649,800
40,000		Bank of America Corp.	3,029,200
60,000		Citigroup, Inc.	2,844,000
47,900		Goldman Sachs Group, Inc.	4,497,810
65,900		J.P. Morgan Chase & Co.	2,365,810
50,000		Mellon Financial Corp.	1,493,500
50,000		Merrill Lynch & Co., Inc.	2,960,000
30,000		Morgan Stanley	1,646,100
79,800		SLM Corporation	3,124,968
50,000		Washington Mutual, Inc.	2,187,500

		TOTAL	29,675,888

		Healthcare--15.6%
60,000	[1]	AdvancePCS	3,088,200
20,000		Allergan, Inc.	1,512,400
65,000	[1]	Amgen, Inc.	4,014,400
15,000	[1]	Boston Scientific Corp.	1,015,800
22,500	[1,2]	Express Scripts, Inc., Class A	1,235,700
100,000	[1]	Forest Laboratories, Inc., Class A	5,001,000
20,000	[1]	Genentech, Inc.	1,639,400
20,000	[1]	Gilead Sciences, Inc.	1,091,600
40,000	[1]	IDEC Pharmaceuticals Corp.	1,405,200
100,000		Johnson & Johnson	5,033,000
400,000		Pfizer, Inc.	12,640,000
15,000	[1]	St. Jude Medical, Inc.	872,400
15,000		Stryker Corp.	1,216,650
31,600		UnitedHealth Group, Inc.	1,607,808
15,000	[1]	Wellpoint Health Networks, Inc.	1,333,500
15,000	[1]	Zimmer Holdings, Inc.	957,150

		TOTAL	43,664,208

Shares			Value
		COMMON STOCKS--continued
		Industrials--6.5%
18,900		Danaher Corp.	$1,565,865
540,000		General Electric Co.	15,665,400
10,000		United Technologies Corp.	846,900

		TOTAL	18,078,165

		Information Technology--29.2%
70,000		Adobe System, Inc.	3,068,800
131,500	[1]	Applied Materials, Inc.	3,073,155
484,200	[1]	Cisco Systems, Inc.	10,158,516
125,000	[1]	Dell, Inc.	4,515,000
104,900	[1]	EMC Corp. Mass	1,451,816
140,000		Hewlett-Packard Co.	3,123,400
436,630		Intel Corp.	14,430,621
40,000		International Business Machines Corp.	3,579,200
39,000	[1]	KLA-Tencor Corp.	2,235,870
38,000		Maxim Integrated Products, Inc.	1,888,980
200,000	[1]	Micron Technology, Inc.	2,868,000
550,000		Microsoft Corp.	14,382,500
189,500		Nokia Oyj, Class A, ADR	3,219,605
200,000	[1]	Oracle Corp.	2,392,000
60,000	[1]	Qlogic Corp.	3,363,000
46,600		Qualcomm, Inc.	2,213,500
31,900		SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), ADR	1,165,626
21,300	[1]	Symantec Corp.	1,419,645
40,000	[1]	Veritas Software Corp.	1,446,000
52,200	[1]	Xilinx, Inc.	1,654,740

		TOTAL	81,649,974

		Materials--1.7%
40,000	[2]	Freeport-McMoRan Copper & Gold, Inc., Class B	1,550,000
75,000		Newmont Mining Corp.	3,283,500

		TOTAL	4,833,500

		TOTAL COMMON STOCKS (IDENTIFIED COST $230,200,545)	277,412,807

Shares			Value
		MUTUAL FUNDS--2.4%
3,045,358	[3]	Prime Value Obligations Fund, Class IS	$3,045,358
3,679,931	[3]	Prime Value Obligations Fund, Class IS (held as collateral for securities lending)	3,679,931

		TOTAL MUTUAL FUNDS (AT NET ASSET VALUE)	6,725,289

		TOTAL INVESTMENTS--101.6% (IDENTIFIED COST $236,925,834)[4]	284,138,096

		OTHER ASSETS AND LIABILITIES -- NET--(1.6)%	(4,438,378)

		TOTAL NET ASSETS--100%	$279,699,718

1 Non-income producing security.

2 Certain shares are temporarily on loan to unaffiliated brokers/dealers.

3 Affiliated company.

4 The cost of investments for federal tax purposes amounts to $242,514,666.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2003.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2003

Assets:
Total investments in securities, at value, including $6,725,289 of investments in affiliated issuers and $3,590,461 of securities loaned (identified cost $236,925,834)		$284,138,096
Cash		9,329
Income receivable		215,289
Receivable for shares sold		772,952

TOTAL ASSETS		285,135,666

Liabilities:
Payable for investments purchased	$783,352
Payable for shares redeemed	606,002
Payable on collateral due to broker	3,679,931
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	189,005
Payable for Directors'/Trustees' fees	1,110
Payable for portfolio accounting fees (Note 5)	8,001
Payable for distribution service fee (Note 5)	114,309
Payable for shareholder services fee (Note 5)	27,714
Accrued expenses	26,524

TOTAL LIABILITIES		5,435,948

Net assets for 38,547,360 shares outstanding		$279,699,718

Net Assets Consist of:
Paid in capital		$706,232,445
Net unrealized appreciation of investments		47,212,262
Accumulated net realized loss on investments		(473,744,989)

TOTAL NET ASSETS		$279,699,718

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($148,090,388 ÷ 20,099,947 shares outstanding)		$7.37

Offering price per share (100/94.50 of $7.37)[1]		$7.80

Redemption proceeds per share		$7.37

Class B Shares:
Net asset value per share ($116,165,740 ÷ 16,282,532 shares outstanding)		$7.13

Offering price per share		$7.13

Redemption proceeds per share (94.50/100 of $7.13)[1]		$6.74

Class C Shares:
Net asset value per share ($15,443,590 ÷ 2,164,881 shares outstanding)		$7.13

Offering price per share (100/99.00 of $7.13)[1]		$7.20

Redemption proceeds per share (99.00/100 of $7.13)[1]		$7.06

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2003

Investment Income:
Dividends (Including $72,375 received from affiliated issuers (Note 5) and net of foreign taxes withheld of $5,297)			$2,899,001
Interest (income on securities loaned)			8,147

TOTAL INCOME			2,907,148

Expenses:
Investment adviser fee (Note 5)		$1,986,288
Administrative personnel and services fee (Note 5)		199,158
Custodian fees		17,251
Transfer and dividend disbursing agent fees and expenses (Note 5)		993,660
Directors'/Trustees' fees		3,794
Auditing fees		18,208
Legal fees		4,601
Portfolio accounting fees (Note 5)		97,601
Distribution services fee--Class A Shares (Note 5)		345,090
Distribution services fee--Class B Shares (Note 5)		839,197
Distribution services fee--Class C Shares (Note 5)		111,820
Shareholder services fee--Class B Shares (Note 5)		279,733
Shareholder services fee--Class C Shares (Note 5)		37,273
Share registration costs		62,418
Printing and postage		93,884
Insurance premiums		1,771
Miscellaneous		3,206

TOTAL EXPENSES		5,094,953

Reimbursement and Expense Reduction (Note 5):
Reimbursement of investment adviser fee	$(1,272)
Fees paid indirectly from directed brokerage arrangements	(57,768)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTION		(59,040)

Net expenses			5,035,913

Net operating loss			(2,128,765)

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(16,570,728)
Net change in unrealized depreciation of investments			51,658,990

Net realized and unrealized gain on investments			35,088,262

Change in net assets resulting from operations			$32,959,497

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net operating loss	$(2,128,765)	$(3,411,710)
Net realized loss on investments	(16,570,728)	(55,504,914)
Net change in unrealized appreciation/depreciation of investments	51,658,990	(11,857,369)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,959,497	(70,773,993)

Share Transactions:
Proceeds from sale of shares	39,384,842	41,258,837
Cost of shares redeemed	(74,782,316)	(152,627,349)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(35,397,474)	(111,368,512)

Change in net assets	(2,437,977)	(182,142,505)

Net Assets:
Beginning of period	282,137,695	464,280,200

End of period	$279,699,718	$282,137,695

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2003

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Large Cap Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked prices as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2003, securities subject to this type of arrangement and related collateral were as follows:

Market Value of Securities Loaned	Market Value of Collateral
$3,590,461	$3,679,931

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	4,101,072	$27,324,146	3,590,577	$28,224,148
Shares redeemed	(6,336,912)	(41,689,581)	(9,974,031)	(77,628,595)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(2,235,840)	$(14,365,435)	(6,383,454)	$(49,404,447)

Year Ended October 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	1,494,114	$9,784,919	1,363,274	$10,810,222
Shares redeemed	(4,472,932)	(28,412,747)	(8,411,616)	(62,773,760)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(2,978,818)	$(18,627,828)	(7,048,342)	$(51,963,538)

Year Ended October 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	352,892	$2,275,777	294,197	$2,224,467
Shares redeemed	(733,756)	(4,679,988)	(1,604,831)	(12,224,994)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(380,864)	$(2,404,211)	(1,310,634)	$(10,000,527)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(5,595,522)	$(35,397,474)	(14,742,430)	$(111,368,512)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for net operating losses.

For the year ended October 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid In Capital	Undistributed Net Investment Income (Loss)
$(2,128,765)	$2,128,765

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$41,623,430

Capital loss carryforward	$468,154,752

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

At October 31, 2003, the cost of investments for federal tax purposes was $242,514,666. The net unrealized appreciation of investments for federal tax purposes was $41,623,430. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $43,376,761 and net unrealized depreciation from investments for those securities having an excess of cost over value of $1,753,331.

At October 31, 2003, the Fund had a capital loss carryforward of $468,154,752 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2007	$ 5,068,154

2008	$ 70,273,043

2009	$294,478,872

2010	$ 76,646,626

2011	$ 21,688,057

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund, which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $72,375 for the period.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Trustees approved a new Agreement. Effective November 1, 2003, Federated Administrative Services ("FAS") will provide the Fund with administrative personnel and services. The fee paid to FAS will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ and FAS may voluntarily choose to waive any portion of their fee. FServ and FAS can modify or terminate this voluntary waiver at any time at their sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Sales Charges

For the fiscal year ended October 31, 2003, FSC retained $27,229 in sales charges from the sale of Class A Shares. FSC also retained $1,252 of contingent deferred sales charges relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

For the year ended October 31, 2003, Class A Shares did not incur a shareholder services fee.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $57,768 under these arrangements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended October 31, 2003, were as follows:

Purchases	$325,690,308

Sales	$358,171,092

7. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and the Funds are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

8. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2003, the Fund did not designate any long-term capital gain dividends.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND
SHAREHOLDERS OF FEDERATED LARGE CAP GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Large Cap Growth Fund (the "Fund") (a portfolio of the Federated Equity Funds) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received alternative procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Trust. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; WesMark Funds--five portfolios and Golden Oak® Family of Funds--seven portfolios. The Fund's Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT Began serving: November 1998

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Large Cap Growth Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314172842
Cusip 314172834
Cusip 314172826

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

G02516-01 (12/03)

Federated Investors
World-Class Investment Manager

Federated Market Opportunity Fund

Established 2000

A Portfolio of Federated Equity Funds

3RD ANNUAL SHAREHOLDER REPORT

October 31, 2003

FINANCIAL HIGHLIGHTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

FINANCIAL STATEMENTS

INDEPENDENT AUDITORS' REPORT

BOARD OF TRUSTEES AND TRUST OFFICERS

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,		Period Ended
	2003	2002	10/31/2001 [1]
Net Asset Value, Beginning of Period	$10.77	$11.14	$10.00
Income From Investment Operations:
Net investment income	0.44	0.39 [2]	0.42
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.57	(0.30)[2]	1.13

TOTAL FROM INVESTMENT OPERATIONS	2.01	0.09	1.55

Less Distributions:
Distributions from net investment income	(0.40)	(0.42)	(0.41)
Distributions from net realized gain on investments and foreign currency transactions	(0.06)	(0.04)	--

TOTAL DISTRIBUTIONS	(0.46)	(0.46)	(0.41)

Net Asset Value, End of Period	$12.32	$10.77	$11.14

Total Return[3]	19.09%	0.56%	15.67%

Ratios to Average Net Assets:

Expenses	1.29%[4]	1.31%[4]	1.28%[5]

Net investment income	3.90%	3.90%[2]	4.63%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.99%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$480,376	$189,611	$36,774

Portfolio turnover	115%	105%	60%

1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the American Institute of Certified Public Accountants (AICPA) Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.75% to 3.90%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 1.28% and 1.31% after taking into account these expense reductions for the years ended October 31, 2003 and 2002, respectively.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,		Period Ended
	2003	2002	10/31/2001 [1]
Net Asset Value, Beginning of Period	$10.74	$11.12	$10.00
Income From Investment Operations:
Net investment income	0.34	0.35 [2]	0.38
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.57	(0.35)[2]	1.10

TOTAL FROM INVESTMENT OPERATIONS	1.91	0.00	1.48

Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	(0.06)	(0.04)	--

TOTAL DISTRIBUTIONS	(0.38)	(0.38)	(0.36)

Net Asset Value, End of Period	$12.27	$10.74	$11.12

Total Return[3]	18.16%	(0.19)%	15.00%

Ratios to Average Net Assets:

Expenses	2.04%[4]	2.06%[4]	2.03%[5]

Net investment income	3.14%	3.30%[2]	3.81%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.99%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$248,695	$115,531	$33,481

Portfolio turnover	115%	105%	60%

1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.16% to 3.30%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.03% and 2.06% after taking into account these expense reductions for the years ended October 31, 2003 and 2002, respectively.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended October 31,		Period Ended
	2003	2002	10/31/2001 [1]
Net Asset Value, Beginning of Period	$10.73	$11.11	$10.00
Income From Investment Operations:
Net investment income	0.32	0.36 [2]	0.37
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.58	(0.36)[2]	1.10

TOTAL FROM INVESTMENT OPERATIONS	1.90	0.00	1.47

Less Distributions:
Distributions from net investment income	(0.32)	(0.34)	(0.36)
Distributions from net realized gain on investments and foreign currency transactions	(0.06)	(0.04)	--

TOTAL DISTRIBUTIONS	(0.38)	(0.38)	(0.36)

Net Asset Value, End of Period	$12.25	$10.73	$11.11

Total Return[3]	18.11%	(0.20)%	14.90%

Ratios to Average Net Assets:

Expenses	2.04%[4]	2.06%[4]	2.03%[5]

Net investment income	3.04%	3.29%[2]	3.80%[5]

Expense waiver/reimbursement[6]	0.00%[7]	0.00%[7]	0.99%[5]

Supplemental Data:

Net assets, end of period (000 omitted)	$189,539	$56,586	$17,845

Portfolio turnover	115%	105%	60%

1 Reflects operations for the period from December 4, 2000 (start of performance) to October 31, 2001.

2 Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premium on long-term debt securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.01, decrease net realized and unrealized gain/loss per share by $0.01, and increase the ratio of net investment income to average net assets from 3.15% to 3.29%. Per share, ratios and supplemental data for periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 The expense ratios are calculated without reduction for fees paid indirectly for directed brokerage arrangements. The expense ratio is 2.03% and 2.06% after taking into account these expense reductions for the years ended October 31, 2003 and 2002, respectively.

5 Computed on an annualized basis.

6 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

7 Represents less than 0.01%.

See Notes which are an integral part of the Financial Statements

Management Discussion of Fund Performance

CURRENT STRATEGY

Market Overview

The stock market rebounded sharply over the last 12 months, particularly in the most speculative areas of the market. The Standard & Poor's 500 Index (S&P 500)1 returned 20.79%, and the NASDAQ Composite Index2 returned 45.97%.

Fund Performance

Federated Market Opportunity Fund Class A Shares returned 19.09%,3 versus 33.47% for its market index benchmark the Russell Mid-Cap Value Index4 and 23.80% for the 70% Russell Mid-Cap Value Index/30% Merrill Lynch 91 Day Treasury Bill Index.4

Gold, energy, and real estate stocks were the fund's best holdings. Gold stocks (6% of net assets)5 were led by Anglogold, Placer Dome, and Lihir Gold. Energy stocks were led by Husky Energy, which returned 73%, and Santos, Norsk Hydro, and OMV (which each returned 35%). UK grocery retailer Safeway returned 55% after receiving several takeover bids. The real estate sector, which has been the fund's largest holding since its inception, also contributed significantly. As a result of the sharp gains in this sector over the last three years, we have sharply reduced our emphasis on this sector.

The fund's performance was positively affected due to the falling value of the U.S. dollar, as this resulted in an increase of our non-U.S. holdings. Of particular interest was the Australian dollar, which rose more than 25% versus the U.S. dollar, the euro which rose 16%, and the Canadian dollar which rose 16%. These currency gains not only benefited our stock holdings in these regions, but also benefited our non-U.S. government treasury bills as well.

The weakest holdings in a surging, speculative market were the fund's put options. During the reporting period, the fund built a position in put options mainly in the technology sector. The puts, which rise in value when the underlying stocks fall, were designed to help protect the fund's net asset value in a falling stock market. The puts on the Nasdaq 100, Intel, eBay, Yahoo, and others performed poorly, as they generally declined in value as the speculative technology sector rose sharply in value. Other poorly performing holdings were two Japanese drug producers, Yamanouchi and Takeda Chemical, UNUM (Insurance), and Aquila (utilities and energy).

1 S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

2 Nasdaq Composite Index is an unmanaged index that measures all Nasdaq domestic and non-U.S.-based common stocks listed on the Nasdaq Stock Market.

3 Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price (i.e., less any applicable sales charge) for Class A Shares, Class B Shares and Class C Shares were 12.51%, 12.66% and 15.92%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

4 Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Merrill Lynch 91 Day Treasury Bill Index is an unmanaged index tracking 91 day U.S. government securities.

5 Investments in gold and precious metals may be subject to additional risks.

Positioning and Strategy

The fund is positioned for a much more adverse financial market environment. Extraordinarily large cash reserves (43% of net assets), put options (2% of net assets), and gold stocks (6% of net assets) reflect the view of serious risks in the financial system and dangerously high valuations of U.S. stocks.

U.S. stocks comprise a record low 7% of the fund's net assets. U.S. stocks are the most expensive in history, with the exception of the 1995-2000 bubble. Structural imbalances also have left the U.S. massively in debt to the rest of the world. While many market observers see renewed economic growth and a bull stock market, the fund is positioned for a classic post-bubble period of rehabilitation of our financial system.

The fund holds 36% of net assets in foreign stocks6 and 8% of net assets in non-U.S. government short-term instruments. These substantial non-dollar investments are expected to benefit from a likely decline in the foreign exchange value of the dollar. However, they may also be the fund's biggest risk. A sustained increase in the value of the dollar would reduce the value of the fund's non-U.S. holdings, other factors unchanged.

High-yield bonds remain 5% of net assets.7 Though the sector has rallied sharply in the last year, the interest-rate spread above U.S. Treasury security yields is still above normal.

Real estate stocks are 9% of net assets, but only 2% are in the U.S. U.S. real estate sector stocks were 28% of net assets last year, but high valuations, poor real estate fundamentals, and insider selling warrant the smaller stake at fiscal year end. Several non-U.S. real estate stocks, particularly in Australian shopping centers, seem more attractive.

Energy stocks are 10% of net assets. Though over the near term energy supplies seem ample, most are in volatile regions of the world. Other sectors include Materials (7% of net assets, including 6% of net assets in gold stocks), Consumer Staples (6% of net assets), Utilities (4% of net assets), and Healthcare (3% of net assets). Gold, which has been a positive contributor to the portfolio over the past two and a half years, is intended to provide insurance against currency weakness or a global crisis.

There are several sectors not represented in the portfolio, mainly because they are overvalued: technology, Industrial, Consumer Discretionary and banks.

In summary, the fund's positioning reflects an extreme emphasis on capital protection at a time of what appears to be a high risk of a large market decline. Opportunities invariably arise, and we believe the fund has the means to take advantage of them.

6 International investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

7 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment grade securities.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class A Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2003 compared to the Russell Midcap Value Index (RMCV)2 and the 70% Russell Midcap Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%RMCV/30%ML91DTB).2

Average Annual Total Return[3] for the Period Ended 10/31/2003
1 Year	12.51%

Start of Performance (12/4/2000)	9.71%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV and the 70%RMCV/30%ML91DTB have been adjusted to reflect reinvestment of all dividends on securities in the index.

2 The RMCV and the 70%RMCV/30%ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class B Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2003 compared to the Russell Midcap Value Index (RMCV)2 and the 70% Russell Midcap Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%RMCV/30%ML91DTB).2

Average Annual Total Return[3] for the Period Ended 10/31/2003
1 Year	12.66%

Start of Performance (12/4/2000)	9.91%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV and the 70%RMCV/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCV and the 70%RMCV/30%ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated Market Opportunity Fund (Class C Shares) (the "Fund") from December 4, 2000 (start of performance) to October 31, 2003 compared to the Russell Midcap Value Index (RMCV)2 and the 70% Russell Midcap Value Index/30% Merrill Lynch 91 Day Treasury Bill Index (70%RMCV/30%ML91DTB).2

Average Annual Total Return[3] for the Period Ended 10/31/2003
1 Year	15.92%

Start of Performance (12/4/2000)	10.62%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For after-tax returns, visit www.federatedinvestors.com. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. Effective April 1, 2003, the Fund began to charge a maximum sales charge of 1.00%. The Fund's performance assumes the reinvestment of all dividends and distributions. The RMCV and the 70%RMCV/30%ML91DTB have been adjusted to reflect reinvestment of dividends on securities in the index.

2 The RMCV and the 70%RMCV/30%ML91DTB are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged.

3. Total returns quoted reflect all applicable contingent deferred sales charges.

Portfolio of Investments

October 31, 2003

Shares			Value
		COMMON STOCKS--40.9%
		Beverages--1.1%
1,298,000		Kirin Brewery Co. Ltd.	$10,361,838

		Containers & Packaging--0.7%
259,582		Mayr-Melnhof Karton AG, ADR	6,485,111

		Diversified Telecommunication Services--1.5%
503,000		Chunghwa Telecom Co. Ltd., ADR	7,786,440
346,300		Telstra Corp. Ltd., ADR	5,821,303

		TOTAL	13,607,743

		Electric Utilities--1.4%
123,200		Scottish & Southern Energy PLC, ADR	12,826,143

		Food & Staples Retailing--1.7%
172,200		Alliance Unichem PLC	1,569,729
350,800		Boots Group PLC, ADR	8,482,905
137,200		Celesio AG	5,734,660

		TOTAL	15,787,294

		Food Products--2.6%
455,200		Bunge Ltd.	12,335,920
2,130,900		Tate & Lyle	11,139,847

		TOTAL	23,475,767

		Household Products--0.6%
100,200		Kimberly-Clark Corp.	5,291,562

		Leisure Equipment & Products--0.8%
252,900		Fuji Photo Film Co., ADR	7,587,000

		Metals & Mining--6.1%
239,100		Anglogold Ltd., ADR	9,238,824
405,500		Barrick Gold Corp.	7,895,085
957,000		Harmony Gold Mining Co. Ltd., ADR	14,469,840
1,293,000		Lihir Gold Ltd.	1,556,585
169,000		Lihir Gold Ltd., ADR	4,111,770
1,194,300		Placer Dome, Inc.	18,428,049

		TOTAL	55,700,153

Shares			Value
		COMMON STOCKS--continued
		Multi-Utilities & Unregulated Power--1.5%
1,461,600		United Utilities PLC	$11,681,348
450,555	[1]	United Utilities PLC, Class A	2,128,071

		TOTAL	13,809,419

		Oil & Gas--10.0%
167,200		CNOOC Ltd., ADR	6,295,080
118,600		ChevronTexaco Corp.	8,811,980
160,200		EnCana Corp.	5,506,074
1,096,000		Husky Energy, Inc.	17,997,998
296,700		Nexen, Inc.	8,320,647
402,700		OMV AG, ADR	10,299,334
1,001,800		Santos Ltd., ADR	17,481,410
862,800		Statoil ASA	8,099,178
971,800		Statoil ASA, ADR	9,134,920

		TOTAL	91,946,621

		Paper & Forest Products--0.5%
4,312,600		Carter Holt Harvey Ltd.	4,833,492

		Pharmaceuticals--3.0%
130,200		GlaxoSmithKline PLC, ADR	5,636,358
318,200		Takeda Chemical Industries Ltd.	11,241,468
420,900		Yamanouchi Pharmaceutical Co., Ltd.	10,550,213

		TOTAL	27,428,039

		Real Estate--8.5%
8,966,800		CFS Gandel Retail Trust	8,191,294
9,305,500		Deutsche Office Trust	7,314,557
5,685,800		General Property Trust	11,233,656
146,300		Heritage Property Investment	4,125,660
618,500		Land Securities Group PLC	9,450,996
76,000		Pan Pacific Retail Properties, Inc.	3,370,600
179,000		Reckson Associates Realty Corp., Class B	4,000,650
180,600		Regency Centers Corp.	6,696,648
235,085		Rodamco Europe NV, Foreign Shares	11,982,310
5,062,300		Westfield Trust	11,937,611

		TOTAL	78,303,982

Shares or Principal Amount			Value
		COMMON STOCKS--continued
		Water Utilities--0.9%
768,037		Pennon Group PLC	$8,316,797

		TOTAL COMMON STOCKS (IDENTIFIED COST $325,520,897)	375,760,961

		CORPORATE BONDS--4.3%
		Commercial Services & Supplies--0.7%
$5,800,000		United Rentals, Inc., Company Guarantee, Series B, 10.75%, 4/15/2008	6,525,000

		Electric Utilities--0.7%
5,800,000		CMS Energy Corp., Sr. Note, 8.50%, 4/15/2011	6,090,000

		Multi-Utilities & Unregulated Power--2.9%
7,450,000		El Paso Corp., 6.75%, 5/15/2009	6,444,250
2,850,000		El Paso Corp., Note, 6.95%, 12/15/2007	2,565,000
8,150,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	8,873,312
8,800,000		Williams Cos., Inc. (The), Note, 7.875%, 9/1/2021	8,756,000

		TOTAL	26,638,562

		TOTAL CORPORATE BONDS (IDENTIFIED COST $35,001,487)	39,253,562

		GOVERNMENTS/AGENCIES--7.7%
9,600,000		Australia, Government of, Foreign Gov't. Guarantee, 9.00%, 9/15/2004	7,017,144
9,500,000		Canada, Government of, Bond, 5.00%, 12/1/2003	7,231,812
6,450,000		France, Government of, Note, 3.50%, 7/12/2004	7,554,602
5,400,000		Netherlands, Government of, 5.75%, 1/15/2004	6,312,933
16,000,000		New Zealand, Government of, Bond, 6.50%, 2/15/2005	9,910,139
17,500,000		New Zealand, Government of, Treasury Bill, 9/22/2004	10,221,104
52,000,000		Norway, Government of, Treasury Bill, 12/17/2003	7,317,964
60,000,000		Sweden, Government of, 5.00%, 1/15/2004	7,717,932
6,400,000		Treuhandanstalt, Foreign Gov't. Guarantee, 6.00%, 11/12/2003	7,436,965

		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $67,551,717)	70,720,595

		PREFERRED STOCKS--0.7%
		Electric Utilities--0.7%
31,100		TXU Corp., Conv. Pfd., $4.38	1,051,180
159,700		TXU Corp., PRIDES, $4.06	5,290,861

		TOTAL PREFERRED STOCKS (IDENTIFIED COST $6,168,334)	6,342,041

Shares			Value
		PURCHASE PUT OPTIONS--2.3%
3,500		Altera Corp., expiration date 12/2003	$1,015,000
2,700		Ask Jeeves, Inc., expiration date 12/2003	1,660,500
3,000		99 Cents Only Stores, expiration date 1/2004	3,060,000
2,800		Carnival Corp., expiration date 1/2004	1,512,000
2,500		Cognizant Technology Solutions Corp., expiration date 1/2004	900,000
2,600		eBay, Inc., expiration date 1/2004	2,002,000
3,200		Intersil Holding Corp., expiration date 1/2004	2,992,000
1,900		Mercury Interactive Corp., expiration date 1/2004	1,776,500
3,000		NASDAQ 100 Shares, expiration date 1/2004	1,230,000
4,700		PMC-Sierra, Inc., expiration date 1/2004	1,339,500
1,800		Sandisk Corp., expiration date 1/2004	508,500
2,700		Scientific-Atlanta, Inc., expiration date 1/2004	2,875,500
2,300		Tiffany & Co., expiration date 2/2004	552,000

		TOTAL PURCHASE PUT OPTIONS (IDENTIFIED COST $28,185,845)	21,423,500

		MUTUAL FUNDS--42.6%[2]
345,431,518		Prime Value Obligations Fund, Class IS	345,431,518
6,807,109		High Yield Bond Portfolio	46,288,338

		TOTAL MUTUAL FUNDS (IDENTIFIED COST $388,209,371)	391,719,856

		TOTAL INVESTMENTS--98.5% (IDENTIFIED COST $850,637,651)[3]	905,220,515

		OTHER ASSETS AND LIABILITIES -- NET--1.5%	13,389,490

		TOTAL NET ASSETS--100%	$918,610,005

1 Non-income producing security.

2 Affiliated companies.

3 The cost of investments for federal tax purposes amounts to $853,026,238.

Note: The categories of investments are shown as a percentage of total net assets at October 31, 2003.

The following acronyms are used throughout this portfolio:

ADR	--American Depositary Receipt
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

October 31, 2003

Assets:
Total investments in securities, at value including $391,719,856 of investments in affiliated issuers (identified cost $850,637,651)		$905,220,515
Cash		4,999,412
Income receivable		51,048
Receivable for shares sold		13,694,716

TOTAL ASSETS		923,965,691

Liabilities:
Payable for investments purchased	$2,475,750
Payable for cash denominated in foreign currencies (identified cost $1,187,096)	1,195,520
Payable for shares redeemed	1,102,212
Payable for transfer and dividend disbursing agent fees and expenses (Note 6)	56,921
Payable for portfolio accounting fees (Note 6)	7,427
Payable for distribution service fee (Note 6)	266,462
Payable for shareholder services fee (Note 6)	188,299
Accrued expenses	63,095

TOTAL LIABILITIES		5,355,686

Net assets for 74,735,262 shares outstanding		$918,610,005

Net Assets Consist of:
Paid in capital		$865,991,729
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		54,615,799
Accumulated net realized loss on investments and foreign currency transactions		(8,068,408)
Undistributed net investment income		6,070,885

TOTAL NET ASSETS		$918,610,005

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($480,375,762 ÷ 38,995,185 shares outstanding)		$12.32

Offering price per share (100/94.50 of $12.32)[1]		$13.04

Redemption proceeds per share		$12.32

Class B Shares:
Net asset value per share ($248,695,406 ÷ 20,271,083 shares outstanding)		$12.27

Offering price per share		$12.27

Redemption proceeds per share (94.50/100 of $12.27)[1]		$11.60

Class C Shares:
Net asset value per share ($189,538,837 ÷ 15,468,994 shares outstanding)		$12.25

Offering price per share (100/99.00 of $12.25)[1]		$12.37

Redemption proceeds per share (99.00/100 of $12.25)[1]		$12.13

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended October 31, 2003

Investment Income:
Dividends (Including $4,755,503 received from affiliated issuers (Note 6) and net of foreign taxes withheld of $1,188,074)			$27,472,336
Interest (including income on securities loaned of $50,743 and net of foreign taxes withheld of $35,435)			4,443,760

TOTAL INCOME			31,916,096

Expenses:
Investment adviser fee (Note 6)		$4,636,674
Administrative personnel and services fee (Note 6)		464,904
Custodian fees		77,479
Transfer and dividend disbursing agent fees and expenses (Note 6)		850,341
Directors'/Trustees' fees		3,056
Auditing fees		8,563
Legal fees		4,299
Portfolio accounting fees (Note 6)		131,995
Distribution services fee--Class B Shares (Note 6)		1,329,604
Distribution services fee--Class C Shares (Note 6)		755,358
Shareholder services fee--Class A Shares (Note 6)		850,572
Shareholder services fee--Class B Shares (Note 6)		443,201
Shareholder services fee--Class C Shares (Note 6)		251,786
Share registration costs		144,323
Printing and postage		115,203
Insurance premiums		1,776
Miscellaneous		2,026

TOTAL EXPENSES		10,071,160

Waiver, Reimbursement and Expense Reduction (Note 6):
Waiver/Reimbursement of investment adviser fee	$(17,181)
Fees paid indirectly from directed brokerage arrangements	(34,163)

TOTAL WAIVER, REIMBURSEMENT AND EXPENSE REDUCTION		(51,344)

Net expenses			10,019,816

Net investment income			21,896,280

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(5,039,311)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			83,530,558

Net realized and unrealized gain on investments and foreign currency transactions			78,491,247

Change in net assets resulting from operations			$100,387,527

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended October 31	2003	2002
Increase (Decrease) in Net Assets
Operations:
Net investment income	$21,896,280	$7,784,790
Net realized gain (loss) on investments and foreign currency transactions	(5,039,311)	3,211,650
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	83,530,558	(28,860,050)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	100,387,527	(17,863,610)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(11,611,005)	(4,514,921)
Class B Shares	(4,694,246)	(2,346,246)
Class C Shares	(2,664,051)	(1,161,104)
Distributions from net realized gains on investments and foreign currency transactions
Class A Shares	(1,574,908)	(120,774)
Class B Shares	(909,873)	(115,054)
Class C Shares	(501,061)	(61,910)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(21,955,144)	(8,320,009)

Share Transactions:
Proceeds from sale of shares	687,288,819	425,819,496
Net asset value of shares issued to shareholders in payment of distributions declared	18,746,901	7,266,031
Cost of shares redeemed	(227,586,596)	(133,273,278)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	478,449,124	299,812,249

Change in net assets	556,881,507	273,628,630

Net Assets:
Beginning of period	361,728,498	88,099,868

End of period (including undistributed net investment income of $6,070,885 and $264,551, respectively)	$918,610,005	$361,728,498

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

October 31, 2003

1. ORGANIZATION

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Trust consists of seven portfolios. The financial statements included herein are only those of Federated Market Opportunity Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is to provide moderate capital appreciation and high current income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America.

Investment Valuation

Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities, listed corporate bonds (other fixed income and asset backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices as furnished by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to valuation of foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined. Securities for which no quotations are readily available, or whose values have been affected by a significant event occurring after the close of their primary markets, are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the "Trustees").

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission ("SEC"), the Fund may invest in Prime Value Obligations Fund ("PVOF") and Federated Core Trust (the "Core Trust") both of which are independently managed by Federated Investment Management Company, the Fund's Adviser. PVOF and Core Trust are open--end management investment companies, registered under the Act. Core Trust is available only to registered investment companies and other institutional investors. The investment objective of PVOF is to provide a high level of current income consistent with stability of principal and liquidity. The investment objective of High Yield Bond Portfolio ("HYCORE"), a series of Core Trust, is to seek high current income by investing primarily in a diversified portfolio of lower rated fixed income securities. Federated receives no advisory or administrative fees on behalf of the Core Trust. Income distributions from PVOF and Core Trust are declared daily and paid monthly. Capital gain distributions, if any, are declared annually, and are recorded by the Fund as capital gains received. Additional information regarding HYCORE and PVOF is available upon request.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put at the contracted amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the year ended October 31, 2003, the Fund had a realized loss of $394,165 on written options.

Contracts	Number of Contracts	Premium
Outstanding at 10/31/2002	--	$ --

Options written	1,585	403,653

Options expired	(978)	(314,862)

Options bought to closed	(607)	(88,791)

Outstanding at 10/31/2003	--	$ --

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statements purposes as unrealized until the settlement date.

At October 31, 2003, the Fund had no outstanding foreign currency commitments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated in U.S. dollars on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income, and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Securities Lending

The Fund participates in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral for securities loaned is invested in an affiliated money market fund. Collateral is maintained at a minimum level of 102% of the market value on investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.

As of October 31, 2003, the Fund had no securities on loan.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

3. CHANGE IN ACCOUNTING POLICY

Effective November 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). For financial statement purposes, the revised Guide requires the Fund to amortize premium and discount on all fixed income securities as part of investment income.

Upon initial adoption, the Fund adjusted its cost of fixed income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding with a corresponding reclassification between unrealized appreciation/depreciation on investments and undistributed net investment income. Adoption of these accounting principles does not affect the Fund's net asset value or distributions, but changes the classification of certain amounts between investment income and realized gain/loss on the Statement of Operations. The cumulative effect to the Fund resulting from adoption of premium and discount amortization as part of investment income on the financial statements is as follows:

	As of 11/1/2001		For the Year Ended 10/31/2002
	Cost of Investments	Undistributed Net Investment Income	Net Investment Income	Net Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)
Increase (Decrease)	$3,428	$3,428	$315,802	$(315,723)	$(79)

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

4. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

Year Ended October 31	2003		2002
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	35,652,843	$414,604,908	23,689,980	$268,889,076
Shares issued to shareholders in payment of distributions declared	1,024,944	11,855,270	373,726	4,232,418
Shares redeemed	(15,291,237)	(179,760,093)	(9,757,240)	(106,336,096)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	21,386,550	$246,700,085	14,306,466	$166,785,398

Year Ended October 31	2003		2002
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	11,744,434	$136,722,600	9,398,807	$109,052,573
Shares issued to shareholders in payment of distributions declared	397,172	4,560,150	179,943	2,061,162
Shares redeemed	(2,632,216)	(30,546,880)	(1,828,925)	(20,696,649)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	9,509,390	$110,735,870	7,749,825	$90,417,086

Year Ended October 31	2003		2002
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	11,486,919	$135,961,311	4,132,450	$47,877,847
Shares issued to shareholders in payment of distributions declared	201,997	2,331,481	84,853	972,451
Shares redeemed	(1,495,523)	(17,279,623)	(548,609)	(6,240,533)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	10,193,393	$121,013,169	3,668,694	$42,609,765

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	41,089,333	$478,449,124	25,724,985	$299,812,249

5. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions and discount accretion/premium amortization on debt securities.

For the year ended October 31, 2003, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses)
$2,879,356	$(2,879,356)

Net investment income, net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2003 and 2002 was as follows:

	2003	2002
Ordinary income[1]	$20,755,400	$8,230,008

Long-term capital gains	$1,199,744	$--

1 For tax purposes short-term capital gain distributions are considered ordinary income distributions.

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$7,992,294

Net unrealized appreciation	$52,227,212

Capital loss carryforward	$7,601,230

The difference between book-basis and tax-basis net unrealized appreciation is attributable in part to differing treatments for deferral of losses from wash sales, investments in passive foreign investment companies and discount accretion/premium amortization on debt securities.

At October 31, 2003, the cost of investments for federal tax purposes was $853,026,238. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates was $52,194,277. This consists of net unrealized appreciation from investment for those securities having an excess of value over cost of $67,257,979 and net unrealized depreciation from investments for those securities having an excess of cost over value of $15,063,702.

At October 31, 2003, the Fund had a capital loss carryforward of $7,601,230 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2011.

6. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in other funds, which are managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements and are listed below.

PVOF	$1,977,650

HYCORE	$2,777,853

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement ("Agreement"), provided the Fund with administrative personnel and services. The fee paid to FServ is based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares.

On August 22, 2003 the Trustees approved a new Agreement. Effective November 1, 2003, Federated Administrative Services ("FAS") will provide the Fund with administrative personnel and services. The fee paid to FAS will be based on the aggregate daily net assets of all Federated funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.

FServ and FAS may voluntarily choose to waive any portion of their fee. FServ and FAS can modify or terminate this voluntary waiver at any time at their sole discretion.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

For the year ended October 31, 2003, Class A Shares did not incur a distribution services fee.

Sales Charges

For the fiscal year ended October 31, 2003, FSC retained $524,720 in sales charges from the sale of Class A Shares. FSC also retained $3 of contingent deferred sales charges relating to redemptions of Class A Shares and $26,667 relating to redemptions of Class C Shares. See "What Do Shares Cost?" in the Prospectus.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Expense Reduction

The Fund directs certain portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the year ended October 31, 2003, the Fund's expenses were reduced by $34,163 under these agreements.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended October 31, 2003, were as follows:

Purchases	$651,453,669

Sales	$490,805,195

8. LEGAL PROCEEDINGS

In October, 2003, Federated Investors, Inc. and various subsidiaries thereof (collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits filed in the United States District Court for the Western District of Pennsylvania seeking damages of unspecified amounts. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. Federated and the Funds are reviewing the allegations and will respond appropriately. Additional lawsuits based upon similar allegations may be filed in the future. Although Federated does not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from related regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended October 31, 2003, the Fund designated $1,199,744 as long-term capital gain dividends.

For the fiscal year ended October 31, 2003 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003 (the "Tax Relief Act"). The Fund will designate the amount allowable under the Tax Relief Act as subject to such maximum tax rate. Complete information will be reported in conjunction with your 2003 Form 1099-Div.

Independent Auditors' Report

TO THE BOARD OF TRUSTEES OF FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF FEDERATED MARKET OPPORTUNITY FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Market Opportunity Fund (the "Fund") (a portfolio of the Federated Equity Funds) as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to provide reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received alternative procedures were performed. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations, for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
December 17, 2003

Board of Trustees and Trust Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Trust. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of 44 investment companies (comprising 138 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term; and also serves as a Board member of the following investment company complexes: Banknorth Funds--four portfolios; WesMark Funds--five portfolios and Golden Oak® Family of Funds--seven portfolios. The Fund's Statement of Additional Information includes additional information about Fund's Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 CHAIRMAN AND TRUSTEE Began serving: April 1984	Principal Occupations: Chairman and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: January 2000

Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.

Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987

Principal Occupations: Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held: Member, National Board of Trustees, Leukemia Society of America.

Previous Positions: Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position: Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Grubb & Ellis/Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: November 1991

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: February 1998

Principal Occupations: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Director and Member of the Audit Committee, Michael Baker Corporation (engineering and energy services worldwide).

Previous Position: Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: January 1999

Principal Occupation: Director or Trustee of the Federated Fund Complex.

Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: November 1991

Principal Occupation: Director or Trustee of the Federated Fund Complex; Management Consultant.

Other Directorships Held: Board of Overseers, Babson College.

Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s), Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant; Executive Vice President, DVC Group, Inc. (marketing communications and technology) (prior to 9/1/00).

Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University.

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995

Principal Occupations: Director or Trustee of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Consulting Partner, Mollica & Murray.

Other Directorships Held: Director, Michael Baker Corp. (engineering, construction, operations and technical services).

Previous Positions: President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984

Principal Occupations: Director or Trustee of the Federated Fund Complex; Public Relations/Marketing Consultant/Conference Coordinator.

Previous Positions: National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: January 1999

Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position: Vice President, Walsh & Kelly, Inc.

OFFICERS

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.

Richard J. Thomas Birth Date: June 17, 1954 TREASURER Began serving: November 1998	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984

Principal Occupations: Vice Chairman or President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Stephen F. Auth Birth Date: September 3, 1956 CHIEF INVESTMENT OFFICER Began serving: November 2002

Principal Occupations: Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp., Federated Investment Management Company and Passport Research, Ltd.

Previous Positions: Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.

Lawrence Auriana Birth Date: January 8, 1944 VICE PRESIDENT Began serving: November 2001

Lawrence Auriana is Vice President of the Trust. Mr. Auriana joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Auriana was President and Treasurer of Edgemont Asset Management Corp., and Chairman of the Board and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Auriana earned a B.S. in economics from Fordham University and has been engaged in the securities business since 1965.

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
James E. Grefenstette Birth Date: November 7, 1962 VICE PRESIDENT Began serving: November 1998

James E. Grefenstette is Vice President of the Trust. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager since 1994. Mr. Grefenstette became a Senior Vice President of the Fund's Adviser in January 2000. He served as a Vice President of the Fund's Adviser from 1996 through 1999 and was an Assistant Vice President of the Fund's Adviser from 1994 until 1996. Mr. Grefenstette is a Chartered Financial Analyst; he received his M.S. in Industrial Administration from Carnegie Mellon University.

Hans P. Utsch Birth Date: July 3, 1936 VICE PRESIDENT Began serving: November 2001

Hans P. Utsch is Vice President of the Trust. Mr. Utsch joined Federated in April 2001 as Co-Head of Investments/Federated Kaufmann. From August 1984 to April 2001, Mr. Utsch was Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Federated Kaufmann Fund). Mr. Utsch graduated from Amherst College and holds an M.B.A. from Columbia University. He has been engaged in the securities business since 1962.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

Federated Investors
World-Class Investment Manager

Federated Market Opportunity Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
www.federatedinvestors.com

Contact us at 1-800-341-7400 or
www.federatedinvestors.com/contact

Federated Securities Corp., Distributor

Cusip 314172743
Cusip 314172735
Cusip 314172727

Federated is a registered mark of Federated Investors, Inc. 2003 ©Federated Investors, Inc.

26852 (12/03)

Item 2.     Code of Ethics

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards  for  Investment  Companies - Ethical
Standards for Principal  Executive and Financial  Officers") that applies to the registrant's  Principal Executive Officer and Principal  Financial Officer;  the
registrant's Principal Financial Officer also serves as the Principal Accounting
Officer.

The registrant  hereby  undertakes to provide any person,  without charge,  upon request,  a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400,  and ask for a copy of the Section 406
Standards for Investment  Companies - Ethical Standards for Principal  Executive
and Financial Officers.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board has  determined  that each member of the Board's  Audit
Committee is an "audit committee financial expert," and that each such member is
"independent,"  for purposes of this Item. The Audit  Committee  consists of the following  Board members:  Thomas G. Bigley,  John T. Conroy,  Jr.,  Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

Item 4.     Principal Accountant Fees and Services

            Not Applicable

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      [Reserved]

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     [Reserved]

Item 9.     Controls and Procedures

(a)  The   registrant's   President  and  Treasurer   have  concluded  that  the
     registrant's  disclosure  controls  and  procedures  (as  defined  in  rule
     30a-3(c)  under the Act) are  effective  in design  and  operation  and are sufficient to form the basis of the certifications required by Rule 30a-(2)
     under the Act, based on their evaluation of these  disclosure  controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b)  There were no changes in the  registrant's  internal control over financial reporting  (as defined in rule  30a-3(d)  under the Act),  or the  internal control over financial  reporting of its service  providers during the last fiscal  half  year  (the  registrant's  second  half year in the case of an annual report) that have materially  affected,  or are reasonably likely to
     materially  affect,  the  registrant's   internal  control  over  financial
     reporting.

Item 10.    Exhibits

                                   SIGNATURES

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Federated Equity Funds

By          /S/ Richard J. Thomas, Principal Financial Officer
           (insert name and title)

Date        December 26, 2003

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ J. Christopher Donahue, Principal Executive Officer
Date        December 29, 2003

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        December 26, 2003